Exhibit 99.2

COLONIAL PROPERTIES TRUST

Third Quarter 2011
Supplemental Financial Information

2101 6th Avenue North, Suite 750 | Birmingham, AL 35203 | 205.250.8700 | www.colonialprop.com

	TABLE OF CONTENTS
	Overview and Contact Information...............................................................................................................................	3
1	Financial Highlights......................................................................................................................................................	4
2	Quarterly Earnings Announcement and Financial Statements
	Consolidated Statements of Operations / Shares......................................................................................................	5
	Funds from Operations (FFO) Reconciliation............................................................................................................	7
	Balance Sheets..........................................................................................................................................................	8
3	Multifamily
	Portfolio Statistics.....................................................................................................................................................	9
	Components of Net Operating Income (NOI)...........................................................................................................	10
	Capitalized Expenditures..........................................................................................................................................	10
	Same Property Comparisons...................................................................................................................................	11
4	Joint Ventures
	Operating Data / Balance Sheet Data......................................................................................................................	15
	Investment Summary................................................................................................................................................	16
	Three / Nine Month Income Summary......................................................................................................................	17
	Commercial Operational Statistics...........................................................................................................................	18
5	Real Estate Activities...................................................................................................................................................	19
6	Consolidated Data
	Development Pipeline..............................................................................................................................................	20
	Debt Summary / Coverage Ratios / Covenants / Market Capitalization...................................................................	21
	Supplemental Data / Investment Activities...............................................................................................................	24
7	Corporate Reconciliations
	Revenues / Expenses / NOI.....................................................................................................................................	25
	NOI from Discontinued Operations / EBITDA...........................................................................................................	26
	SEC Coverage Ratios...............................................................................................................................................	28
8	Appendix
	Multifamily Community Table.....................................................................................................................................	28
	Commercial Property Table.......................................................................................................................................	32
	Unconsolidated Joint Venture Summary...................................................................................................................	34
9	Glossary of Terms........................................................................................................................................................	35
Forward Looking Statements

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Estimates of future earnings are, by definition, and certain other statements in this press release may constitute, "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause the company's actual results, performance, achievements or transactions to be materially different from the results, performance, achievements or transactions expressed or implied by the forward looking statements. Factors that impact such forward looking statements include, among others, real estate conditions and markets, including recent deterioration in the multifamily market and the strength or duration of the current recession or recovery; increased exposure, as a multifamily focused REIT, to risks inherent in investments in a single industry; ability to obtain financing at reasonable rates, if at all; performance of affiliates or companies in which we have made investments; changes in operating costs; higher than expected construction costs; uncertainties associated with the timing and amount of real estate dispositions, including our existing inventory of condominium and for-sale residential assets; legislative or regulatory decisions; our ability to continue to maintain our status as a REIT for federal income tax purposes; price volatility, dislocations and liquidity disruptions in the financial markets and the resulting impact on availability of financing; the effect of any rating agency action on the cost and availability of new debt financings; level and volatility of interest rates or capital market conditions; effect of any terrorist activity or other heightened geopolitical crisis; or other factors affecting the real estate industry generally.

Except as otherwise required by the federal securities laws, the company assumes no liability to update the information in this supplemental package.

The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled "Risk Factors: in the Company's Annual Report on Form 10-K for the year ended December 31, 2010, as may be updated or supplemented in the Company's Form 10-Q filings, which discuss these and other factors that could adversely affect the Company's results.

COLONIAL PROPERTIES TRUST

Colonial Properties Trust (NYSE: CLP) is a real estate investment trust (REIT) that creates value for its shareholders through a multifamily focused portfolio that owns, operates and develops multifamily communities primarily located in the Sunbelt region of the United States. Also, we create additional value for our shareholders by managing commercial assets, primarily through joint venture investments, and pursuing development opportunities. With a long history as both a private and a public company, the company has a proven track record in real estate operations and development.

Originally founded in 1970, and headquartered in Birmingham, Alabama, Colonial Properties Trust completed its initial public offering in September 1993. The Company, which is included in the S&P SmallCap 600 Index, is listed on the New York Stock Exchange under the symbol "CLP".

Our commitment to excellence allows us to successfully serve our residents, clients and customers. Our focus on quality, service, value and integrity enable us to meet our goal of managing a high quality portfolio that focuses on superior investor returns.

COLONIAL PROPERTIES STRATEGY

Achieve Consistent Long-term Performance through:

-Owning a multifamily portfolio                -Managing multifamily, office, retail and mixed-use properties
-Investing in high growth Sunbelt cities            -Delivering additional income from the taxable REIT
-Pursuing strategic acquisition, disposition and         subsidiary (TRS)
development opportunities                -Ensuring a strong balance sheet and liquidity position
-Achieving operating excellence

CONTACT INFORMATION
Headquarters	Investor Relations	Transfer Agent
Colonial Properties Trust	Jerry Brewer	Computershare
2101 Sixth Avenue North,	Executive Vice President, Finance	P.O. Box 43010
Suite 750	800-645-3917	Providence, RI 02940-3010
Birmingham, Alabama 35203	704-552-8538 - fax	Investor Relations: 800-730-6001
205-250-8700		www.computershare.com
205-250-8890 - fax	To receive an Investor Package, please contact:
800-645-3917
www.colonialprop.com	704-643-7970

EQUITY RESEARCH COVERAGE
Barclays	Ross Smotrich	212-526-2306
BMO Capital Markets	Rich Anderson	212-885-4180
BoA/Merrill Lynch	Jana Galan	646-855-3081
Citigroup	Michael Bilerman / Eric Wolfe	212-816-1383 / 212-816-5871
DISCERN, Inc.	David Wigginton	646-863-4177
FBR Capital Markets	David Toti	646-885-5433
Green Street Advisors	Andy McCullouch	949-640-8780
Keefe Bruyette	Haendel St. Juste	212-887-3842
Morgan Keegan	Steve Swett	212-508-7585
RBC Capital Markets	Mike Salinsky	440-715-2648
Sandler O'neill & Partners	Alex Goldfarb	212-466-7937
Standard & Poor's Research	Raymond Mathis	212-438-9558
UBS	Ross Nussbaum	212-713-2484
Wells Fargo Securities, LLC	Jeff Donnelly	617-603-4262
Wunderlich Securities	Ian Fleischer	410-369-2618

GUIDANCE
	FYE 2011 Range
Diluted Loss per Share	$(0.20)	$(0.03)
Plus: Real Estate Depreciation & Amortization	1.60	1.60
Less: Gain on Sale of Operating Properties	(0.26)	(0.41)
Total Diluted Funds from Operation ("FFO") per Share	$1.14	$1.16
Less: (Gain) Loss on Sale of Land & Bond or Preferred Stock Repurchases	0.00	0.00
Operating Funds from Operations per share	$1.14	$1.16

COLONIAL PROPERTIES TRUST
Financial Highlights
Third Quarter 2011

FINANCIAL HIGHLIGHTS
($ in 000s, except per share and unit data)	Three Months Ended		Nine Months Ended
	9/30/2011	9/30/2010	9/30/2011	9/30/2010

Total property revenue (1)	$95,138	$84,954	$276,394	$253,913

Multifamily property revenue (2)	86,389	77,574	250,500	230,475
Multifamily property NOI (2)	49,636	43,478	146,242	130,574

Management & leasing fee revenue	1,967	2,614	5,950	8,912

EBITDA (3)	56,522	52,481	168,388	157,571

Net income (loss) per share:
Basic	0.14	(0.23)	(0.07)	(0.59)
Diluted	0.14	(0.23)	(0.07)	(0.59)

Funds from operations per share:
Basic	0.28	0.20	0.87	0.74
Diluted	0.28	0.20	0.87	0.74

Dividends per share	0.15	0.15	0.45	0.45

Dividends/EPS (diluted) payout ratio	107.1%	(65.2)%	(642.9)%	(76.3)%
Dividends/FFO (diluted) payout ratio	53.6%	75.0%	51.7%	60.8%

Consolidated interest expense (1)	$22,678	$21,223	64,676	63,051
Consolidated interest income (1)	(418)	(444)	(1,224)	(1,162)
Net interest expense (1)	22,260	20,779	63,452	61,889

Pro-rata share of joint venture interest expense	2,697	3,431	8,559	9,741

Principal reductions	545	348	1,041	978
Preferred dividends & distributions	906	3,395	2,719	11,087

Interest coverage ratio (4)	2.2	2.1	2.3	2.2
Fixed charge coverage ratio (4)	2.1	1.8	2.2	1.8
Fixed charge w/capitalized interest ratio (4)	2.1	1.8	2.2	1.8

Multifamily same property NOI increase / (decrease) (5)	8.3%	(3.3)%	7.4%	(5.8)%
(# of apartment homes included)	29,233	29,173	29,233	29,173

			As of	As of
			9/30/2011	12/31/2010
Total assets			$3,233,901	$3,171,134
Total debt			1,681,720	1,761,571
Common shares and units, outstanding end of period			94,555	85,634
Share price, end of period			18.16	18.05
Preferred shares and units, end of period			50,000	50,000
Book equity value, end of period (6)			1,415,988	1,305,296
Market equity value, end of period (7)			1,717,119	1,545,694
Debt to total market capitalization ratio (8)			48.8%	52.5%
Unencumbered real estate assets (at cost) to unsecured debt ratio (8)			279.2%	243.0%

(1) Represents consolidated properties excluding amounts classified in discontinued operations. For the GAAP reconciliation of revenues, expenses and NOI, see page 25 and 26.
(2) For components of revenues and NOI, see page 10.
(3) For a reconciliation of EBITDA, see page 27.
(4) For additional information on these calculations, see page 22.
(5) Multifamily same property communities are communities which were owned by the Company and stabilized as of January 1, 2010, as adjusted for dispositions during the year.
(6) Includes common shares and preferred units.
(7) Includes common shares and units.
(8) Excludes the Company's pro-rata share of partially-owned unconsolidated debt.

COLONIAL PROPERTIES TRUST
Financial Statements
Third Quarter 2011

CONSOLIDATED STATEMENTS OF OPERATIONS
($ in 000s, except per share data)	Three Months Ended		Nine Months Ended
	9/30/2011	9/30/2010	9/30/2011	9/30/2010
Revenues
Minimum Rent	$79,073	$70,807	$229,782	$211,893
Tenant Recoveries	2,888	2,410	8,081	7,795
Other Property Related Revenue	13,177	11,737	38,531	34,225
Other Non-Property Related Revenue	1,967	2,614	5,950	8,912
Total Revenues	97,105	87,568	282,344	262,825

Operating Expenses
Operating Expenses:
Property Operating Expenses	28,740	26,925	79,520	75,970
Taxes, Licenses and Insurance	10,556	9,419	31,641	30,506
Total Property Operating Expenses	39,296	36,344	111,161	106,476

Property Management Expenses	2,395	2,323	6,998	6,008
General and Administrative Expenses	5,204	3,757	15,595	14,022
Management Fee and Other Expenses	2,028	2,001	5,681	7,259
Investment and Development Expenses (1)	458	9	1,437	42
Depreciation	31,147	29,359	92,895	87,563
Amortization	2,232	2,297	6,519	6,688
Impairment and Other Losses (2)	100	131	2,344	914
Total Operating Expenses	82,860	76,221	242,630	228,972
Income from Operations	14,245	11,347	39,714	33,853

Other Income (Expense)
Interest Expense	(22,309)	(20,854)	(63,582)	(61,957)
Debt Cost Amortization	(1,218)	(1,149)	(3,516)	(3,452)
Gain on Retirement of Debt	—	—	—	1,044
Interest Income	418	444	1,224	1,162
Loss from Partially-Owned Investments	(618)	(687)	(1,091)	(23)
Loss on Hedging Activities	—	—	—	(289)
Gain (Loss) on Sale of Property, net of Income Taxes of $ - (Q3) and $ - (YTD) in 2011 and
$24 (Q3) and $117 (YTD) in 2010	69	(287)	13	(947)
Income Tax Expense	(221)	(196)	(740)	(883)
Total Other Income (Expense)	(23,879)	(22,729)	(67,692)	(65,345)

Loss from Continuing Operations	(9,634)	(11,382)	(27,978)	(31,492)

Discontinued Operations
Income from Discontinued Operations	402	250	947	1,031
Gain (Loss) on Disposal of Discontinued Operations	23,681	(347)	23,681	(396)

Income (Loss) from Discontinued Operations	24,083	(97)	24,628	635

Net Income (Loss)	14,449	(11,479)	(3,350)	(30,857)

Noncontrolling Interest
Continuing Operations
Noncontrolling Interest of Limited Partners	(4)	(1)	(47)	110
Noncontrolling Interest in CRLP - Preferred	(906)	(1,813)	(2,719)	(5,438)
Noncontrolling Interest in CRLP - Common	810	1,639	2,449	4,537
Discontinued Operations
Noncontrolling Interest in CRLP - Common	(1,850)	8	(1,962)	(62)
Noncontrolling Interest of Limited Partners	—	—	—	(5)
Income Attributable to Noncontrolling Interest	(1,950)	(167)	(2,279)	(858)

Net Income (Loss) Attributable to Parent Company	12,499	(11,646)	(5,629)	(31,715)

Dividends to Preferred Shareholders	—	(1,582)	—	(5,649)
Preferred Share Issuance Costs Write-off, net of Discount	—	(3,550)	—	(3,550)
Net Income (Loss) Available to Common Shareholders	$12,499	$(16,778)	$(5,629)	$(40,914)
________________________
Continued on following page

COLONIAL PROPERTIES TRUST
Financial Statements
Third Quarter 2011

	Three Months Ended		Nine Months Ended
	9/30/2011	9/30/2010	9/30/2011	9/30/2010

Income (Loss) per Share - Basic
Continuing Operations	$(0.11)	$(0.23)	$(0.34)	$(0.60)
Discontinued Operations	0.25	—	0.27	0.01
EPS - Basic	$0.14	$(0.23)	$(0.07)	$(0.59)

Income (Loss) per Share - Diluted
Continuing Operations	$(0.11)	$(0.23)	$(0.34)	$(0.60)
Discontinued Operations	0.25	—	0.27	0.01
EPS - Diluted	$0.14	$(0.23)	$(0.07)	$(0.59)

(1) Reflects costs incurred related to acquisitions and abandoned pursuits. These costs are volatile and therefore may vary between periods.
(2) For the nine months ended September 30, 2011, the Company recorded a $1.5 million charge for a loss contingency related to certain litigation, $0.6 million in casualty losses and $0.2 million in non-cash impairment charges. The casualty loss is related to property damage at four of the Company's multifamily apartment communities. Of the impairment charge, $0.1 million is related to sales of various for-sale residential units and $0.1 million is related to the sale of land outparcels.
For the nine months ended September 30, 2010, the Company incurred $0.8 million in casualty losses related to property damage at three of the Company's multifamily apartment communities and $0.1 million in non-cash impairment charges related to the sales of various for-sale residential units.

SHARES AND UNITS OUTSTANDING, WEIGHTED
(shares and units in 000s)	Three Months Ended		Nine Months Ended
	9/30/2011	9/30/2010	9/30/2011	9/30/2010
Basic
Shares	86,573	74,411	83,250	70,157
Operating Partnership Units (OP Units)	7,253	7,371	7,265	7,722
Total Shares & OP Units	93,826	81,782	90,515	77,879

Dilutive Common Share Equivalents	—	—	—	—

Diluted (1)
Shares	86,573	74,411	83,250	70,157
Total Shares & OP Units	93,826	81,782	90,515	77,879

(1) For periods where the Company reported a net loss from continuing operations (after preferred dividends), the effect of dilutive shares has been excluded from per share computations as including such shares would be anti-dilutive.

COLONIAL PROPERTIES TRUST
Financial Statements
Third Quarter 2011

FUNDS FROM OPERATIONS (FFO) RECONCILIATION
($ in 000s, except per share data)	Three Months Ended		Nine Months Ended
	9/30/2011	9/30/2010	9/30/2011	9/30/2010
Net Income (Loss) Available to Common Shareholders	$12,499	$(16,778)	$(5,629)	$(40,914)
Noncontrolling Interest in CRLP (Operating Partnership Unitholders)	1,040	(1,647)	(487)	(4,475)
Total	13,539	(18,425)	(6,116)	(45,389)

Adjustments - Consolidated Properties
Depreciation - Real Estate	31,634	30,156	95,165	89,779
Amortization - Real Estate	2,228	1,888	6,259	5,370
Remove: (Gain)/Loss on Sale of Property, net of Income Tax and Noncontrolling Interest	(23,751)	633	(23,695)	1,343
Include: Gain/(Loss) on Sale of Undepreciated Property, net of Income Tax and
Noncontrolling Interest	75	(635)	6	(1,276)
Total Adjustments - Consolidated	10,186	32,042	77,735	95,216

Adjustments - Unconsolidated Properties
Depreciation - Real Estate	1,678	2,070	4,927	6,193
Amortization - Real Estate	1,181	739	2,363	2,185
Remove: (Gain)/Loss on Sale of Property	—	(23)	22	(117)
Total Adjustments - Unconsolidated	2,859	2,786	7,312	8,261

Funds from Operations	$26,584	$16,403	$78,931	$58,088

Income Allocated to Participating Securities	(183)	(125)	(563)	(465)

Funds from Operations Available to Common Shareholders and Unitholders	$26,401	$16,278	$78,368	$57,623

FFO per Share
Basic	$0.28	$0.20	$0.87	$0.74
Diluted	$0.28	$0.20	$0.87	$0.74

Operating FFO:
Funds from Operations	$26,401	$16,278	$78,368	$57,623
Less: Transaction Income
-Development and Land (Gains)/Losses	(75)	635	(6)	1,163
-Bond Repurchase Gains, net of Write-off	—	—	—	(755)
-Preferred Share Issuance Costs, net of Discount	—	3,550	—	3,550
Operating FFO	$26,326	$20,463	$78,362	$61,581

Operating FFO per Share
Basic	$0.28	$0.25	$0.87	$0.79
Diluted	$0.28	$0.25	$0.87	$0.79

FFO, as defined by the National Association of Real Estate Investment Trusts (NAREIT), means income (loss) before Noncontrolling Interest (determined in accordance with GAAP), excluding gains (losses) from debt restructuring and sales of depreciated property, plus real estate depreciation and after adjustments for unconsolidated partnerships and joint ventures. FFO is presented to assist investors in analyzing the Company's performance. The Company believes that FFO is useful to investors because it provides an additional indicator of the Company's financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company's industry.

The Company defines Operating FFO as FFO excluding gains on the sale of land and development properties, gains on the repurchase of bonds, net of the attributable write-off of future interest expense held in OCI, and gains on the repurchase of preferred shares/units, net of the write-off of issuance costs. The
Company believes Operating FFO is an important supplemental measure because it provides a measure of operating performance. While land and development gains or the repurchase of debt/preferred shares/units are components of the Company's current business plan, the timing and amount of these transactions can vary significantly between periods.

The Company's method of calculating FFO and Operating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. Neither FFO nor Operating FFO should be considered (1) as an alternative to net income (determined in accordance with GAAP), (2) as an indicator of financial performance, (3) as cash flow from operating activities (determined in accordance with GAAP) or (4) as a measure of liquidity nor is it indicative of sufficient cash flow to fund all of our needs, including our ability to make distributions.

COLONIAL PROPERTIES TRUST
Financial Statements
Third Quarter 2011

BALANCE SHEET
($ in 000s)	As of	As of
	9/30/2011	12/31/2010
ASSETS
Real Estate Assets
Operating Properties	$3,423,680	$3,331,108
Undeveloped Land & Construction in Progress	290,401	261,955
Total Real Estate, before Depreciation	3,714,081	3,593,063

Less: Accumulated Depreciation	(703,230)	(640,981)
Real Estate Assets Held for Sale, net	12,073	16,861
Net Real Estate Assets	3,022,924	2,968,943
Cash and Equivalents	3,697	4,954
Restricted Cash	22,076	9,294
Accounts Receivable, net	26,210	20,734
Notes Receivable	43,923	44,538
Prepaid Expenses	21,519	23,225
Deferred Debt and Lease Costs	23,035	23,035
Investment in Unconsolidated Subsidiaries	19,253	22,828
Other Assets	51,264	53,583
Total Assets	$3,233,901	$3,171,134

LIABILITIES
Unsecured Credit Facility	$105,529	$377,362
Notes and Mortgages Payable	1,576,191	1,384,209
Total Debt	1,681,720	1,761,571
Accounts Payable	39,302	38,915
Accrued Interest	16,317	12,002
Accrued Expenses	28,550	15,267
Investment in Unconsolidated Subsidiaries	31,126	27,954
Other Liabilities	20,898	10,129
Total Liabilities	1,817,913	1,865,838

Redeemable Common Units	144,616	145,539

EQUITY
Noncontrolling Interest
Series B 7 1/4%, Preferred Units	50,000	50,000
Limited Partner's Noncontrolling Interest	756	769
Total Noncontrolling Interest	50,756	50,769

Cumulative Earnings	1,257,944	1,260,944
Cumulative Distributions	(1,848,863)	(1,808,700)
Common Equity, including Additional Paid-in Capital	1,976,956	1,809,138
Treasury Shares, at Cost	(150,163)	(150,163)
Accumulated Other Comprehensive Loss	(15,258)	(2,231)
Total Equity, including Noncontrolling Interest	1,271,372	1,159,757
Total Liabilities and Equity	$3,233,901	$3,171,134

SHARES & UNITS OUTSTANDING, END OF PERIOD
(shares and units in 000s)	As of	As of
	9/30/2011	12/31/2010
Basic
Shares	87,306	78,334
Operating Partnership Units (OP Units)	7,249	7,300
Total Shares & OP Units	94,555	85,634

COLONIAL PROPERTIES TRUST
Multifamily Portfolio Statistics
Third Quarter 2011

COMMUNITY PORTFOLIO AT SEPTEMBER 30, 2011 (In apartment homes)

	Same	Non Same	Wholly	Joint	Stabilized	Completed in	Total	Current
	Property	Property	Owned	Venture (1)	Operating	Lease-Up	Operating	Developments	Total

Atlanta	2,598	—	2,598	72	2,670	—	2,670	—	2,670
Austin	2,908	336	3,244	—	3,244	—	3,244	296	3,540
Birmingham	1,262	346	1,608	—	1,608	—	1,608	—	1,608
Charleston	1,578	312	1,890	—	1,890	—	1,890	—	1,890
Charlotte	4,530	321	4,851	—	4,851	—	4,851	—	4,851
Dallas/Fort Worth	3,688	278	3,966	29	3,995	—	3,995	—	3,995
Huntsville	836	—	836	—	836	—	836	—	836
Orlando	1,756	—	1,756	—	1,756	—	1,756	232	1,988
Phoenix	952	—	952	—	952	—	952	—	952
Raleigh	1,964	680	2,644	74	2,718	—	2,718	—	2,718
Richmond	1,700	—	1,700	—	1,700	—	1,700	—	1,700
Savannah	1,437	—	1,437	—	1,437	—	1,437	—	1,437
Other	4,024	1,141	5,165	—	5,165	—	5,165	486	5,651

Total Portfolio	29,233	3,414	32,647	175	32,822	—	32,822	1,014	33,836

THIRD QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION (2)					PHYSICAL OCCUPANCY (3)

			Total NOI
	Same Property		Incl. JV's at		Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
	Communities		Pro Rata % (4)		2011	2011	2011	2010	2010

Atlanta		9.0%	8.4%		95.3%	95.7%	94.4%	93.9%	95.2%
Austin		9.4%	9.5%		97.2%	96.6%	96.4%	97.3%	97.9%
Birmingham		3.9%	4.6%		95.6%	95.1%	95.6%	95.2%	96.6%
Charleston		5.6%	5.2%		96.8%	98.4%	97.5%	97.5%	98.6%
Charlotte		14.1%	14.0%		96.0%	96.0%	96.0%	95.7%	96.4%
Dallas/Fort Worth		10.8%	10.2%		93.5%	95.6%	96.2%	96.3%	95.1%
Huntsville		3.1%	2.8%		96.1%	97.6%	96.2%	94.0%	95.8%
Orlando		7.7%	6.9%		95.2%	97.2%	97.3%	96.9%	95.6%
Phoenix		3.7%	3.3%		97.7%	94.6%	93.3%	95.7%	97.2%
Raleigh		6.8%	8.4%		96.7%	95.8%	95.8%	96.0%	96.8%
Richmond		6.1%	5.5%		96.9%	95.5%	96.0%	96.6%	97.6%
Savannah		5.8%	5.2%		97.7%	98.1%	98.8%	97.1%	95.6%
Other		14.0%	16.0%		95.4%	96.1%	95.7%	95.4%	97.0%

Total Portfolio (5)		100.0%	100.0%		95.9%	96.2%	96.0%	95.9%	96.5%

Same Property (6)					96.1%	96.2%	96.1%	96.0%	96.5%

(1) Joint venture units shown represents the Company's pro-rata share of total units. There are 1,016 total units at the Company's partially-owned apartment communities.
(2) For the GAAP reconciliation of revenues, expenses and NOI, see page 25 and 26.
(3) Occupancy figures include apartment homes held through joint venture investments but exclude communities in lease-up or under development. For a detailed occupancy listing by property, see the Multifamily Community Table on page 29.
(4) Based on total NOI from wholly-owned operating communities and the Company's pro-rata share of total NOI from joint venture communities.
(5) Total portfolio occupancy includes wholly-owned operating communities and joint venture communities.
(6) Same property communities are communities which were owned by the Company and stabilized as of January 1, 2010, as adjusted for dispositions during the year. The 2010 same property data reflects results of the 2011 same property portfolio, as adjusted for dispositions during the year.

COLONIAL PROPERTIES TRUST
Components of Property Net Operating Income and Capitalized Expenditures for Multifamily Portfolio
Third Quarter 2011
($ in 000s, except property data and per unit amounts)

COMPONENTS OF PROPERTY NET OPERATING INCOME (1)

	Apartment	Three Months Ended			Nine Months Ended
	Homes	9/30/2011	9/30/2010	Change	9/30/2011	9/30/2010	Change
Property Revenue
Same Property Communities (2)	29,233	$74,764	$70,869	$3,895	$220,113	$211,540	$8,573
Non-Same Property Communities	3,414	7,545	2,502	5,043	17,725	5,684	12,041
Joint Venture Communities (3)	175	457	662	(205)	1,867	1,951	(84)
Development / Lease up Communities	1,014	6	—	6	6	—	6
Dispositions / Other	—	3,617	3,541	76	10,789	11,300	(511)
Total Property Revenue	33,836	$86,389	$77,574	$8,815	$250,500	$230,475	$20,025

Property Expenses
Same Property Communities (2)	29,233	$31,549	$30,950	$599	$90,855	$91,179	$(324)
Non-Same Property Communities	3,414	3,087	1,119	1,968	7,247	2,542	4,705
Joint Venture Communities (3)	175	202	318	(116)	889	932	(43)
Development / Lease up Communities	1,014	101	—	101	116	—	116
Dispositions / Other	—	1,815	1,709	106	5,152	5,248	(96)
Total Property Expenses	33,836	$36,754	$34,096	$2,658	$104,259	$99,901	$4,358

Property Net Operating Income
Same Property Communities (2)	29,233	$43,215	$39,919	$3,296	$129,258	$120,361	$8,897
Non-Same Property Communities	3,414	4,458	1,384	3,074	10,478	3,142	7,336
Joint Venture Communities (3)	175	255	344	(89)	978	1,019	(41)
Development / Lease up Communities	1,014	(94)	—	(94)	(109)	—	(109)
Dispositions / Other	—	1,802	1,831	(29)	5,637	6,052	(415)
Total Property Net Operating Income	33,836	$49,636	$43,478	$6,158	$146,242	$130,574	$15,668

CAPITALIZED EXPENDITURES

	Apartment	Three Months Ended			Nine Months Ended
	Homes	9/30/2011	9/30/2010	Change	9/30/2011	9/30/2010	Change
Capitalized Expenses
Same Property Communities (2)	29,233	$5,903	$6,026	$(123)	$14,510	$17,859	$(3,349)
Non-Same Property Communities	3,414	146	37	109	333	134	199
Joint Venture Communities (3)	175	14	15	(1)	138	46	92
Dispositions / Other	—	278	324	(46)	398	1,123	(725)
Total Property Capitalized Expenses	32,822	$6,341	$6,402	$(61)	$15,379	$19,162	$(3,783)

Capitalized Expenses per Unit
Same Property Communities (2)	29,233	$202	$206	$(4)	$496	$611	$(115)
Non-Same Property Communities	3,414	43	11	32	98	39	58
Joint Venture Communities	175	80	86	(6)	789	263	526
Total Per Unit	32,822	$193	$195	$(2)	$469	$584	$(115)

(1) For the GAAP reconciliation of revenues, expenses and NOI, see page 25 and 26.
(2) The 2010 same property data reflects results of the 2011 same property portfolio, as adjusted for dispositions during the year.
(3) Includes the Company's pro-rata share of apartment homes, revenues, expenses and NOI from partially-owned unconsolidated communities.

COLONIAL PROPERTIES TRUST
Multifamily Same Property Quarter Comparisons
Third Quarter 2011
($ in 000s, except property data amounts)

REVENUES, EXPENSES & NOI FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2011 (1)

		Revenues			Expenses			NOI
	3Q11	3Q10	% Chg	3Q11	3Q10	% Chg	3Q11	3Q10	% Chg

Atlanta	$7,060	$6,776	4.2%	$3,149	$3,089	1.9%	$3,911	$3,687	6.1%
Austin	7,670	7,155	7.2%	3,620	3,319	9.1%	4,050	3,836	5.6%
Birmingham	3,011	2,885	4.4%	1,307	1,321	(1.1)%	1,704	1,564	9.0%
Charleston	4,048	3,834	5.6%	1,612	1,660	(2.9)%	2,436	2,174	12.1%
Charlotte	10,507	9,855	6.6%	4,403	4,373	0.7%	6,104	5,482	11.3%
Dallas / Fort Worth	9,146	8,710	5.0%	4,497	4,420	1.7%	4,649	4,290	8.4%
Huntsville	2,139	2,057	4.0%	791	826	(4.2)%	1,348	1,231	9.5%
Orlando	5,341	5,123	4.3%	2,011	1,922	4.6%	3,330	3,201	4.0%
Phoenix	2,570	2,332	10.2%	965	917	5.2%	1,605	1,415	13.4%
Raleigh	4,895	4,620	6.0%	1,935	1,997	(3.1)%	2,960	2,623	12.8%
Richmond	4,364	4,225	3.3%	1,726	1,760	(1.9)%	2,638	2,465	7.0%
Savannah	4,017	3,722	7.9%	1,511	1,443	4.7%	2,506	2,279	10.0%
Other	9,996	9,575	4.4%	4,022	3,903	3.0%	5,974	5,672	5.3%

Total Same Property (2)	$74,764	$70,869	5.5%	$31,549	$30,950	1.9%	$43,215	$39,919	8.3%

	Apartment
	Homes		% of NOI	Financial Occupancy (3)			Rent per Unit (4)
	Included		Contribution	3Q11	3Q10	% Chg	3Q11	3Q10	% Chg

Atlanta	2,598		9.0%	94.6%	94.7%	(0.1)%	$785	$753	4.2%
Austin	2,908		9.4%	96.4%	96.5%	(0.1)%	771	720	7.1%
Birmingham	1,262		3.9%	95.2%	95.7%	(0.5)%	718	675	6.4%
Charleston	1,578		5.6%	97.9%	97.1%	0.8%	723	689	4.9%
Charlotte	4,530		14.1%	95.4%	95.7%	(0.3)%	681	642	6.1%
Dallas / Fort Worth	3,688		10.8%	94.1%	93.9%	0.2%	732	705	3.8%
Huntsville	836		3.1%	96.4%	96.1%	0.3%	731	704	3.8%
Orlando	1,756		7.7%	95.4%	95.8%	(0.4)%	910	870	4.6%
Phoenix	952		3.7%	96.0%	95.7%	0.3%	797	726	9.8%
Raleigh	1,964		6.8%	96.5%	95.8%	0.7%	731	701	4.3%
Richmond	1,700		6.1%	94.2%	95.9%	(1.7)%	742	709	4.7%
Savannah	1,437		5.8%	97.9%	95.3%	2.6%	801	759	5.5%
Other	4,024		14.0%	95.6%	96.8%	(1.2)%	739	705	4.8%

Total Same Property (2)	29,233		100.0%	95.6%	95.7%	(0.1)%	$749	$712	5.2%

(1) For the GAAP reconciliation of revenues, expenses and NOI, see page 25 and 26.
(2) Same-property communities are communities which were owned by the Company and stabilized as of January 1, 2010, as adjusted for dispositions during the year. The 2010 same property data reflects results of the 2011 same property portfolio, as adjusted for dispositions during the year.
(3) The Company defines Financial Occupancy as market rent less vacancy loss as a percentage of market rent.
(4) Rent per Unit is the average net effective rental rate per occupied unit. The Company defines net effective rental rate as the Company's rental rate after
"loss to lease", concessions and vacancy.

COLONIAL PROPERTIES TRUST
Multifamily Same Property Quarter Comparisons
Year to Date 2011
($ in 000s, except property data amounts)

REVENUES, EXPENSES & NOI FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011 (1)

		Revenues			Expenses			NOI
	2011	2010	% Chg	2011	2010	% Chg	2011	2010	% Chg

Atlanta	$20,874	$20,381	2.4%	$9,084	$9,029	0.6%	$11,790	$11,352	3.9%
Austin	22,503	21,139	6.5%	10,274	9,847	4.3%	12,229	11,292	8.3%
Birmingham	8,871	8,597	3.2%	3,768	3,762	0.2%	5,103	4,835	5.5%
Charleston	11,818	11,454	3.2%	4,807	4,795	0.3%	7,011	6,659	5.3%
Charlotte	30,836	29,377	5.0%	12,587	12,972	(3.0)%	18,249	16,405	11.2%
Dallas / Fort Worth	27,270	26,281	3.8%	12,809	13,072	(2.0)%	14,461	13,209	9.5%
Huntsville	6,270	6,215	0.9%	2,334	2,382	(2.0)%	3,936	3,833	2.7%
Orlando	15,887	15,314	3.7%	5,986	5,988	—%	9,901	9,326	6.2%
Phoenix	7,422	6,901	7.5%	2,720	2,776	(2.0)%	4,702	4,125	14.0%
Raleigh	14,270	13,642	4.6%	5,509	5,656	(2.6)%	8,761	7,986	9.7%
Richmond	12,883	12,530	2.8%	5,039	5,112	(1.4)%	7,844	7,418	5.7%
Savannah	11,769	11,170	5.4%	4,255	4,151	2.5%	7,514	7,019	7.1%
Other	29,440	28,539	3.2%	11,683	11,637	0.4%	17,757	16,902	5.1%

Total Same Property (2)	$220,113	$211,540	4.1%	$90,855	$91,179	(0.4)%	$129,258	$120,361	7.4%

	Apartment
	Homes		% of NOI	Financial Occupancy (3)			Rent per Unit (4)
	Included		Contribution	2011	2010	% Chg	2011	2010	% Chg

Atlanta	2,598		9.1%	94.1%	95.2%	(1.1)%	$773	$751	2.9%
Austin	2,908		9.5%	96.0%	95.7%	0.3%	754	717	5.2%
Birmingham	1,262		3.9%	95.4%	94.9%	0.5%	704	682	3.2%
Charleston	1,578		5.4%	97.1%	96.9%	0.2%	712	690	3.2%
Charlotte	4,530		14.1%	95.1%	94.9%	0.2%	669	645	3.7%
Dallas / Fort Worth	3,688		11.2%	94.5%	93.6%	0.9%	723	714	1.3%
Huntsville	836		3.0%	95.9%	96.6%	(0.7)%	719	705	2.0%
Orlando	1,756		7.7%	95.6%	96.1%	(0.5)%	898	865	3.8%
Phoenix	952		3.6%	94.4%	94.5%	(0.1)%	783	729	7.4%
Raleigh	1,964		6.8%	95.8%	94.9%	0.9%	719	700	2.7%
Richmond	1,700		6.1%	94.8%	95.8%	(1.0)%	729	711	2.5%
Savannah	1,437		5.8%	98.1%	96.1%	2.0%	783	758	3.3%
Other	4,024		13.8%	95.4%	95.9%	(0.5)%	729	706	3.3%

Total Same Property (2)	29,233		100.0%	95.4%	95.3%	0.1%	$737	$714	3.2%

(1) For the GAAP reconciliation of revenues, expenses and NOI, see page 25 and 26.
(2) Same-property communities are communities which were owned by the Company and stabilized as of January 1, 2010, as adjusted for dispositions during the year. The 2010 same property data reflects results of the 2011 same property portfolio, as adjusted for dispositions during the year.
(3) The Company defines Financial Occupancy as market rent less vacancy loss as a percentage of market rent.
(4) Rent per Unit is the average net effective rental rate per occupied unit. The Company defines net effective rental rate as the Company's rental rate after
"loss to lease", concessions and vacancy.

COLONIAL PROPERTIES TRUST
Multifamily Same Property Sequential Quarter Comparisons
Third Quarter 2011
($ in 000s, except property data amounts)

SAME PROPERTY SEQUENTIAL COMPARISON OF REVENUES, EXPENSES & NOI

		Revenues			Expenses			NOI
	3Q11	2Q11	% Chg	3Q11	2Q11	% Chg	3Q11	2Q11	% Chg

Atlanta	$7,060	$7,011	0.7%	$3,149	$2,958	6.5%	$3,911	$4,053	(3.5)%
Austin	7,670	7,457	2.9%	3,620	3,367	7.5%	4,050	4,090	(1.0)%
Birmingham	3,011	2,979	1.1%	1,307	1,254	4.2%	1,704	1,725	(1.2)%
Charleston	4,048	3,975	1.8%	1,612	1,608	0.2%	2,436	2,367	2.9%
Charlotte	10,507	10,334	1.7%	4,403	4,083	7.8%	6,104	6,251	(2.4)%
Dallas / Fort Worth	9,146	9,157	(0.1)%	4,497	4,168	7.9%	4,649	4,989	(6.8)%
Huntsville	2,139	2,096	2.1%	791	761	3.9%	1,348	1,335	1.0%
Orlando	5,341	5,318	0.4%	2,011	1,994	0.9%	3,330	3,324	0.2%
Phoenix	2,570	2,477	3.8%	965	884	9.2%	1,605	1,593	0.8%
Raleigh	4,895	4,768	2.7%	1,935	1,815	6.6%	2,960	2,953	0.2%
Richmond	4,364	4,291	1.7%	1,726	1,696	1.8%	2,638	2,595	1.7%
Savannah	4,017	3,947	1.8%	1,511	1,412	7.0%	2,506	2,535	(1.1)%
Other	9,996	9,874	1.2%	4,022	3,867	4.0%	5,974	6,007	(0.5)%

Total Same Property (1)	$74,764	$73,684	1.5%	$31,549	$29,867	5.6%	$43,215	$43,817	(1.4)%

	Apartment
	Homes		% of NOI	Financial Occupancy (2)			Rent per Unit (3)
	Included		Contribution	3Q11	2Q11	% Chg	3Q11	2Q11	% Chg

Atlanta	2,598		9.0%	94.6%	95.0%	(0.4)%	$785	$771	1.8%
Austin	2,908		9.4%	96.4%	95.9%	0.5%	771	753	2.4%
Birmingham	1,262		3.9%	95.2%	96.6%	(1.4)%	718	700	2.6%
Charleston	1,578		5.6%	97.9%	97.9%	—%	723	711	1.7%
Charlotte	4,530		14.1%	95.4%	95.3%	0.1%	681	668	1.9%
Dallas / Fort Worth	3,688		10.8%	94.1%	95.1%	(1.0)%	732	723	1.2%
Huntsville	836		3.1%	96.4%	97.2%	(0.8)%	731	715	2.2%
Orlando	1,756		7.7%	95.4%	96.2%	(0.8)%	910	897	1.4%
Phoenix	952		3.7%	96.0%	93.9%	2.1%	797	780	2.2%
Raleigh	1,964		6.8%	96.5%	95.9%	0.6%	731	717	2.0%
Richmond	1,700		6.1%	94.2%	94.9%	(0.7)%	742	727	2.1%
Savannah	1,437		5.8%	97.9%	98.9%	(1.0)%	801	779	2.8%
Other	4,024		14.0%	95.6%	96.3%	(0.7)%	739	723	2.2%

Total Same Property (1)	29,233		100.0%	95.6%	95.9%	(0.3)%	$749	$735	1.9%

(1) Same-property communities are communities which were owned by the Company and stabilized as of January 1, 2010, as adjusted for dispositions during the year. The 2010 same property data reflects results of the 2011 same property portfolio, as adjusted for dispositions during the year.
(2) The Company defines Financial Occupancy as market rent less vacancy loss as a percentage of market rent.
(3) Rent per Unit is the average net effective rental rate per occupied unit. The Company defines net effective rental rate as the Company's rental rate after "loss to lease", concessions and vacancy.
"loss to lease", concessions and vacancy.

COLONIAL PROPERTIES TRUST
Multifamily Same Property Operating Expenses Comparisons
Third Quarter 2011
($ in 000s)

COMPARISON OF SAME PROPERTY OPERATING EXPENSES FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2011

					% of Operating Expense
	3Q11	3Q10	$ Change	% Change	3Q11	3Q10	Change

On-site Payroll (1)	$7,894	$7,895	$(1)	—%	25.0%	25.5%	(0.5)%
Real Estate Taxes	7,307	6,969	338	4.9%	23.2%	22.5%	0.7%
Utilities (2)	7,402	7,041	361	5.1%	23.5%	22.7%	0.8%
Repairs and Maintenance (3)	6,143	6,502	(359)	(5.5)%	19.5%	21.0%	(1.5)%
Insurance	1,017	837	180	21.5%	3.2%	2.7%	0.5%
General and Administrative	1,179	949	230	24.2%	3.7%	3.1%	0.6%
Advertising and Promotions	607	757	(150)	(19.8)%	1.9%	2.4%	(0.5)%

Total Same Property (4)	$31,549	$30,950	$599	1.9%	100.0%	100.0%

COMPARISON OF SAME PROPERTY OPERATING EXPENSES FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011

					% of Operating Expenses
	2011	2010	$ Change	% Change	2011	2010	Change

On-site Payroll (1)	$22,862	$22,747	$115	0.5%	25.2%	24.9%	0.3%
Real Estate Taxes	21,976	21,929	47	0.2%	24.2%	24.1%	0.1%
Utilities (2)	20,748	20,048	700	3.5%	22.8%	22.0%	0.8%
Repairs and Maintenance (3)	16,590	17,302	(712)	(4.1)%	18.3%	19.0%	(0.7)%
Insurance	3,362	3,590	(228)	(6.4)%	3.7%	3.9%	(0.2)%
General and Administrative	3,355	3,099	256	8.3%	3.7%	3.4%	0.3%
Advertising and Promotions	1,962	2,464	(502)	(20.4)%	2.2%	2.7%	(0.5)%

Total Same Property (4)	$90,855	$91,179	$(324)	(0.4)%	100.0%	100.0%

(1) On-site payroll - Includes payroll and related expenses for on-site personnel including property managers, leasing consultants and maintenance staff.
(2) Utilities - Represents gross expenses prior to any recoveries from tenants and includes bulk cable program expenses. Recoveries are reflected in "Other
Property Related Revenue".
(3) Repairs and maintenance - Includes general maintenance costs, unit turnover costs including interior painting, routine landscaping, security, exterminating, fire protection, roof and parking lot repairs and other miscellaneous repair costs.
(4) Same property communities are communities which were owned by the Company and stabilized as of January 1, 2010, as adjusted for dispositions during the year. The 2010 same property data reflects results of the 2011 same property communities, as adjusted for dispositions during the year.

COLONIAL PROPERTIES TURST
Unconsolidated Joint Ventures
($ in 000s)

JOINT VENTURE OPERATIONS

	Three Months Ended		Nine Months Ended
	9/30/2011	9/30/2010	9/30/2011	9/30/2010

OPERATING DATA (1)

Property Revenues
Rental Revenue	$7,030	$8,174	$21,020	$25,532
Other Property Revenue	260	371	819	1,140
Total Property Revenues	7,290	8,545	21,839	26,672

Property Expenses
Property Operating and Maintenance	1,537	2,057	4,464	5,969
Taxes, License and Insurance	714	725	2,302	2,561
Total Property Expenses	2,251	2,782	6,766	8,530

Net Operating Income (NOI)	5,039	5,763	15,073	18,142

Other Income (Expense)
Interest, net	(2,719)	(3,449)	(8,619)	(9,821)
Depreciation and Amortization (2)	(2,900)	(2,677)	(7,438)	(8,033)
Other	(38)	(347)	(145)	(428)
Total Other Expenses	(5,657)	(6,473)	(16,202)	(18,282)

Gain on Sale of Properties, net	—	23	38	117
Loss from Partially-Owned Investments	$(618)	$(687)	$(1,091)	$(23)

			As of
			9/30/2011	12/31/2010
BALANCE SHEET DATA (3)

Real Estate Assets, net			$1,217,321	$1,270,405
Other Assets, net			94,430	106,291
Total Assets			$1,311,751	$1,376,696

Notes Payable			$1,075,293	$1,110,908
Other Liabilities			108,324	110,246
Total Liabilities			1,183,617	1,221,154

Member's Equity			128,134	155,542
Total Liabilities and Member's Equity			$1,311,751	$1,376,696

Colonial's Equity Investment (4)			$(11,873)	$(5,126)
Colonial's Pro-rata Share of Debt			$188,803	$201,283

(1) Operating data represents the Company's pro-rata share of revenues, expenses and NOI.
(2) Includes amortization of excess basis differences for certain joint ventures.
(3) Balance sheet data reported at 100%.
(4) Includes distributions in excess of investment balance for certain joint ventures. These joint ventures are presented as "Liabilities" on the Company's Balance
Sheet as of September 30, 2011.

COLONIAL PROPERTIES TRUST
Investments in Real Estate Joint Ventures
As of September 30, 2011
($ in 000s)

								Average
		Total	Gross				Average	Remaining
	Number of	Units/	Investment in	Construction	Mortgages and	Ownership	Interest	Term (In	% Fixed	% Variable
Venture	Properties	GLA - 000s (1)	Real Estate (2)	in Progress	Notes Payable	Interest	Rate	Months)	Rate	Rate

MULTIFAMILY (3)	5	1,016	$101,581	$13,841	$66,328	17%	5.63%	42	100.00%	—%

COMMERCIAL
DRA/CLP	18	5,220	$962,212	$—	$741,909	15%	5.61%	33	100.00%	—
Bluerock	9	1,703	234,829	—	107,540	10%	6.47%	74	100.00%	—
Turkey Creek	2	636	106,145	—	77,510	50%	5.93%	52	86.84%	13.16%
Other	6	1,358	117,633	—	82,008	22%	5.81%	11	65.25%	34.75%

Total Commercial	35	8,917	$1,420,819	$—	$1,008,967

	40		$1,522,400	$13,841	$1,075,295

For more information on partially-owned unconsolidated assets, see Appendix pages 29-34.

(1) Gross leasable area includes anchor-owned square footage.
(2) Represents gross investment in real estate at 100% (excluding depreciation)
(3) On July 1, 2011, the Company purchased the remaining 50% interest in the Lanesboro at Heathrow, LLC joint venture.

COLONIAL PROPERTIES TRUST
Operating Joint Venture Income Summary
($ in 000s)

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2011
									Colonial Share
	Total	Operating	Net Operating	Interest	Other (Income)	Gain (Loss)	Depreciation &	Net Income	of Net Income
Venture	Revenues	Expenses	Income	Expense	Expenses	on Sales	Amortization	(Loss)	(Loss) (1)

MULTIFAMILY	$2,688	$1,289	$1,399	$893	$22	$—	$941	$(457)	$(59)

COMMERCIAL
DRA/CLP	$26,238	$10,505	$15,733	$10,636	$44	$—	$13,718	$(8,665)	$(860)
Bluerock	6,792	2,153	4,639	3,298	23	—	2,692	(1,374)	(37)
Turkey Creek	3,111	697	2,414	1,034	80	—	1,159	141	100
Other	3,030	601	2,429	967	25	—	841	596	238

Total Commercial	$39,171	$13,956	$25,215	$15,935	$172	$—	$18,410	$(9,302)	$(559)

	$41,859	$15,245	$26,614	$16,828	$194	$—	$19,351	$(9,759)	$(618)

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011

MULTIFAMILY	$9,382	$4,569	$4,813	$4,165	$50	$—	$3,550	$(2,952)	$(194)

COMMERCIAL
DRA/CLP	$75,965	$29,630	$46,335	$31,563	$127	$258	$34,717	$(19,814)	$(1,662)
Bluerock	20,293	6,394	13,899	9,841	71	—	8,134	(4,147)	(118)
Turkey Creek	9,206	2,013	7,193	3,106	242	—	3,422	423	300
Other	8,928	2,124	6,804	2,881	79	—	2,535	1,309	583

Total Commercial	$114,392	$40,161	$74,231	$47,391	$519	$258	$48,808	$(22,229)	$(897)

	$123,774	$44,730	$79,044	$51,556	$569	$258	$52,358	$(25,181)	$(1,091)

Results of operations presented represents 100% of the operations for the properties in these joint ventures.
For more information on partially-owned unconsolidated assets, see Appendix pages 29-34.

(1) Includes amortization or release of excess basis differences and management fee eliminations for certain joint ventures.

COLONIAL PROPERTIES TRUST
Commercial Operational Statistics
Third Quarter 2011
	As of				As of
	9/30/2011	9/30/2010			9/30/2011	9/30/2010
Base rent per square foot - Straight-line			Square Feet (in 000's)
Office			Office
Consolidated	$26.51	$26.39	Consolidated		1,330	1,329
Unconsolidated	19.33	19.45	Unconsolidated (2)		918	918
Retail (1)			Retail
Consolidated	$22.58	$24.35	Consolidated		1,240	1,057
Unconsolidated	21.92	25.54	Unconsolidated (2)		440	576
Base rent per square foot - Cash
Office
Consolidated	$25.98	$25.22
Unconsolidated	19.11	19.10
Retail (1)
Consolidated	$22.66	$23.98
Unconsolidated	21.90	24.49

(1) This calculation includes tenants occupying less than 10,000 square feet (i.e., excludes anchor tenants). Rental terms for anchor tenants generally are not representative of the larger portfolio.
(2) Square footage includes the Company's weighted square footage for partially-owned unconsolidated properties based on the Company's ownership percentage. See Appendix pages 32-34 for additional details.

OFFICE LEASE EXPIRATION SCHEDULE
(SF & $ in 000s)	Total Assets at 100%				Total Assets at Pro Rata Share
		% of Leased		% of		% of Leased		% of
	SF	SF	Rent	Total	SF	SF	Rent	Total
2011	234	4%	$2,591	2%	30	2%	$331	1%
2012	1,003	15%	19,366	16%	135	7%	2,721	8%
2013	553	8%	9,821	8%	116	6%	2,303	7%
2014	338	5%	5,975	5%	67	4%	1,129	3%
2015	902	14%	13,956	11%	207	11%	3,670	10%
2016+	3,633	55%	69,688	57%	1,313	70%	24,928	71%
Total Leased SF	6,663		$121,397		1,868		$35,082

RETAIL LEASE EXPIRATION SCHEDULE
(SF & $ in 000s)	Total Assets at 100%				Total Assets at Pro Rata Share
		% of Leased		% of		% of Leased		% of
	SF	SF	Rent	Total	SF	SF	Rent	Total
2011	63	3%	$1,632	4%	37	2%	$1,087	4%
2012	255	10%	4,198	10%	113	7%	2,355	9%
2013	149	6%	2,988	7%	89	6%	1,812	7%
2014	129	5%	2,531	6%	82	5%	1,520	6%
2015	144	5%	2,318	6%	84	5%	1,466	6%
2016+	1,734	70%	27,423	67%	1,139	74%	17,172	68%
Total Leased SF	2,474		$41,090		1,544		$25,412

OFFICE CAPITAL EXPENDITURES
			Three Months Ended		Nine Months Ended
Capital Expenditures ($ in 000s)			9/30/2011	9/30/2010	9/30/2011	9/30/2010
Regular Maintenance			$132	$70	$261	$241
Tenant Improvements			228	897	627	1,733
Leasing Commissions			571	858	941	1,363
Total			$931	$1,825	$1,829	$3,337
Less: Unconsolidated Assets			(852)	(484)	(1,458)	(1,462)
Total - Consolidated Assets			$79	$1,341	$371	$1,875

RETAIL CAPITAL EXPENDITURES
			Three Months Ended		Nine Months Ended
Capital Expenditures ($ in 000s)			9/30/2011	9/30/2010	9/30/2011	9/30/2010
Regular Maintenance			$25	$42	$62	$128
Tenant Improvements			55	21	105	55
Leasing Commissions			78	18	257	211
Total			$158	$81	$424	$394
Less: Unconsolidated Assets			(91)	(91)	(168)	(273)
Total - Consolidated Assets			$67	$(10)	$256	$121

COLONIAL PROPERTIES TRUST
Real Estate Activities
Third Quarter 2011

ACQUISITIONS

					Acquisition	Cap
	Location		Date	Units	Basis	Rate
					($ MM)
Multifamily Properties
Colonial Grand at Wells Branch	Austin, TX		Feb-11	336	$28.4	5.4%
Colonial Grand at Cornelius	Charlotte, NC		Feb-11	236	23.6	5.6%
Colonial Grand at Palm Vista	Las Vegas, NV		Mar-11	341	40.9	5.2%
Colonial Grand at Traditions (1)	Gulf Shores, AL		June-11	324	17.6	7.2%
Colonial Village at Beaver Creek	Raleigh, NC		Aug-11	316	26.4	6.5%
Colonial Reserve at Medical District	Dallas, TX		Sep-11	278	33.0	5.3%
Colonial Grand at Commerce Park	Charleston, SC		Sep-11	312	30.9	5.6%
Total					$200.8

(1) On June 17, 2011, the Company purchased the outstanding note from the lender and consolidated this joint venture in the Company's financial statements. On
August 1, 2011, the Company acquired the joint venture's property through foreclosure.

DISPOSITIONS

					Sales	Cap
	Location		Date	Units	Price	Rate
					($ MM)
Multifamily Properties
Brookfield	Dallas, TX		Sep-11	232	$9.5	6.1%	(1)
Colonial Grand at McGinnis Ferry	Atlanta, GA		Sep-11	434	39.0	6.1%	(1)
Colonial Grand at Sugarloaf	Atlanta, GA		Sep-11	250	22.5	6.1%	(1)
Colonial Village at Meadow Creek	Charlotte, NC		Sep-11	250	13.6	6.1%	(1)
Paces Cove	Dallas, TX		Sep-11	328	12.5	6.1%	(1)
Summer Tree	Dallas, TX		Sep-11	232	8.7	6.1%	(1)
Total					$105.8

(1) These property dispositions were part of a single transaction and had a weighted average cap rate of 6.1%.

RESIDENTIAL FOR-SALE DEVELOPMENTS
						Units
			Average Price		Units Closed	Closed
			of Units/Lots	Projected	in Current	Project to	Under	Remaining
Project	Location	Units	Closed	Sell Out	Quarter	Date	Contract (1)	Units/Lots
Metropolitan Midtown	Charlotte, NC	101	$360,043	4Q12 - 4Q13	3	85	2	14
Whitehouse Creek (lots)	Mobile, AL	59	$62,184	2Q13 - 4Q16	—	19	—	40
		160			3	104	2	54

(1) Units under contract are stated as of the end of the quarter. There can be no assurance that units under contract will close.

There can be no assurances of the amount, margin or velocity of future for-sale residential sales and closings. If market conditions do not improve or if there is further market deterioration, the Company could incur additional impairment charges on projects previously impaired as well as on projects not currently impaired but for which indicators of impairment may exist.

COLONIAL PROPERTIES TRUST
Current Development Pipeline
($ in MMs)
								Development Costs
		Units / SF			Start	Compl.	Stab.	Total	Thru
	Location	Total	Deliv'd	Leased	Date	Date	Date	Cost	3Q11	After
Multifamily
CG Hampton Preserve	Tampa, FL	486	n/a	n/a	4Q10	4Q12	1Q14	$58.3	$31.4	$26.9
CG at Double Creek	Austin, TX	296	n/a	n/a	1Q11	3Q12	1Q13	31.7	7.2	24.5
CG at Lake Mary (Phase I)	Orlando, FL	232	n/a	n/a	3Q11	4Q12	3Q13	30.3	6.6	23.7
								$120.3	$45.2	$75.1
Commercial
Colonial Promenade Huntsville (Phase I) (1)	Huntsville, AL	—			3Q11	4Q12		$3.8	$1.5	$2.3

			Total Active Development Projects					$124.1	$46.7	$77.4
			Future Development Projects (see below)						95.7
			Investment Land (see below)						148.0
			Total Properties Under Development (per Balance Sheet)						$290.4

FUTURE DEVELOPMENT PIPELINE / LAND AND ASSETS HELD FOR SALE
					Future		Investment		Held
	Location	Units / SF			Development		Land		For Sale
Multifamily
CG at South End	Charlotte, NC	353			$13.8		$—		$—
CG at Randal Park (2)	Orlando, FL	462			12.1		—		—
CG at Thunderbird	Phoenix, AZ	244			8.4		—		—
CG at Sweetwater	Phoenix, AZ	195			7.2		—		—
CG at Azure (3)	Las Vegas, NV	390			10.4		—		—
CG at Lake Mary (Phase II) (4)	Orlando, FL	108			$3.2
Total Multifamily Assets					$55.1		$—		$—

Commercial
Colonial Promenade Huntsville (Phase II) (1)	Huntsville, AL				$7.4		$—		$—
Colonial Promenade Nord du Lac (5)	Covington, LA	236,000			17.0		—		—
Randal Park	Orlando, FL				16.2		—		—
Outparcels / Pads					—		26.8		—
Total Commercial Assets					$40.6		$26.8		$—

Multifamily					$—		$4.9		$—
Commercial					—		46.4		—
Condo / Townhome					—		—		9.6
For-sale Residential Land					—		69.9		2.4
Total Projects					$95.7		$148.0		$12.1

(1) The Company is currently preparing site-work for the shadow-anchor in this commercial development. The Company is still evaluating plans for this commercial project, therefore dollars attributable to this development are subject to change.
(2) This project is part of a mixed-use development. The Company is still evaluating plans for a multifamily apartment community. Therefore, dollars attributable to this phase of the development are subject to change.
(3) On May 18, 2011, the Company purchased approximately 20 acres adjacent to the existing multifamily site for approximately $2.5 million. The Company intends to combine the sites and develop 390 multifamily apartment units as compared to the 188 apartment units previously planned.
(4) On July 1, 2011, the Company purchased the remaining 50% interest in Lanesboro at Heathrow, LLC.
(5) Total cost to date for this project, including Phase I, is presented net of $25.8 of impairment charges recorded in 4Q09 and 4Q08.

COLONIAL PROPERTIES TRUST
Debt Summary
As of September 30, 2011

QUARTERLY DEBT SUMMARY
($ In 000s)
	CONSOLIDATED DEBT				WITH UNCONSOLIDATED SUBSID. DEBT
	Debt	%	Avg Int	Wtd Mat'y	Debt	%	Avg Int	Wtd Mat'y
Unsecured/Secured
Unsecured Line of Credit	$105,529	6%	1.3%	0.7	$105,529	6%	1.3%	0.7
Unsecured Other	880,965	53%	5.8%	4.0	880,965	47%	5.8%	4.0
Secured	695,226	41%	5.6%	7.5	884,029	47%	5.6%	6.5
Total Debt	$1,681,720	100%	5.4%	5.2	$1,870,523	100%	5.4%	5.0

Fixed/Floating
Fixed Rate Debt	$1,563,337	93%	5.7%	5.6	$1,732,945	93%	5.7%	5.3
Floating Rate Debt	118,383	7%	1.5%	1.1	137,578	7%	1.5%	1.0
Total Debt	$1,681,720	100%	5.4%	5.2	$1,870,523	100%	5.4%	5.0

PRINCIPAL DEBT MATURITY SCHEDULE
($ In MMs)

LINE OF CREDIT

	9/30/2011	12/31/2010	Interest Rate	Due

Floating	$105,529	$377,362	1.29%	6/21/2012
Total Outstanding on LOC	$105,529	$377,362	1.29%

Notes:
- In addition to the $675MM LOC, Wells Fargo has provided a $35MM Cash Management Line.
- 20 Banks participate in the LOC, co-led by Wells Fargo and Bank of America.
- The Facility is priced based on the Company's Senior Unsecured Debt Rating.
- The interest rate on the LOC is LIBOR + 105 bps, and the facility fee is 17.5 bps.
- 5-Year facility through June 2012.

COLONIAL PROPERTIES TRUST
Debt Summary
As of September 30, 2011

PUBLIC RATINGS
					Senior Unsecured		Preferred
					Rating	Outlook	Rating
Fitch Ratings	George Hoglund		212-908-9149		BB+	Positive	BB-
Moody's Investor Services	Karen Nickerson		212-553-4924		Ba1	Positive	Ba2
Standard & Poor's	Eugene Nusinzon		212-438-2449		BB+	Positive	BB+

COVERAGE RATIOS
			3Q10	YTD '10		3Q11	YTD '11
SEC Coverage Ratios (SEC Reg. S-K, Item 503)
Earnings to Fixed Charges (1)			0.6	0.6		0.7	0.7
Earnings to Fixed Charges & Preferred
Share Distributions (1)			0.5	0.5		0.7	0.7

Supplemental Coverage Ratios (KPIs)
Interest Coverage (2)			2.1	2.2		2.2	2.3
Fixed Charge Coverage (3)			1.8	1.8		2.1	2.2
Fixed Charge w/ Cap Int (4)			1.8	1.8		2.1	2.2

See Page 28 for a Reconciliation of SEC Coverage Ratios and a Reconciliation of Supplemental Coverage Ratios.

Coverage ratios as calculated by the Company may not be comparable to similarly titled measures used by other companies. Investors are cautioned that these measures should not be taken alone to determine a Company's financial status.

(1) The deficiency of the ratio of earnings to fixed charges and the ratio of earnings to fixed charges & preferred share dividends for the three and nine months ended September 30, 2011 and 2010 is primarily a result of non-cash depreciation and amortization expense and the classification of assets sold as discontinued operations.
(2) EBITDA/Interest Expense, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company's ability to service debt. Additionally, management used this ratio to make balance sheet management decisions.
(3) EBITDA/Interest Exp + Pfd Dividends + Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company's ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.
(4) EBITDA/Interest Exp + Capitalized Interest + Pfd Div + Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company's ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

FINANCIAL COVENANTS AND PUBLIC DEBT

	1Q10	2Q10	3Q10	4Q10	1Q11	2Q11	3Q11	4Q11
Total Debt to Total Assets cannot exceed 60%	48.6%	48.5%	48.4%	49.0%	47.8%	45.9%	45.7%
Secured Debt to Total Assets cannot
exceed 40%	21.9%	23.1%	23.0%	22.3%	21.7%	21.3%	21.4%
Total Unencumbered Assets to Unsecured Debt
must be at least 150%	248.2%	249.1%	250.9%	243.0%	250.9%	270.0%	279.2%
Consolidated Income Available for Debt Service
Charges must be at least 1.50/1	2.2x	2.1x	2.1x	2.1x	2.1x	2.2x	2.2x

COLONIAL PROPERTIES TURST
Debt Summary
As of September 30, 2011

TOTAL MARKET CAPITALIZATION
($ In 000s)
	1Q10	2Q10	3Q10	4Q10	1Q11	2Q11	3Q11	4Q11
Consolidated Debt	$1,673,306	$1,707,831	$1,705,829	$1,761,571	$1,767,619	$1,703,998	$1,681,720
Unconsolidated Debt	238,385	225,421	224,871	201,283	200,887	188,992	188,803
Total Debt	1,911,691	1,933,252	1,930,700	1,962,854	1,968,506	1,892,990	1,870,523
Preferred Stock
7.25% Series B (Units) (1)	100,000	100,000	100,000	50,000	50,000	50,000	50,000
8.125% Series D (2)	100,118	100,118	—	—	—	—	—
Total Preferred Stock	200,118	200,118	100,000	50,000	50,000	50,000	50,000

Market Equity (Shares & Units)	997,711	1,142,305	1,375,697	1,545,694	1,737,178	1,919,631	1,717,119
Total Market Capitalization	$3,109,520	$3,275,675	$3,406,397	$3,558,548	$3,755,684	$3,862,621	$3,637,642

Debt / Total Market Capitalization	61.5%	59.0%	56.7%	55.2%	52.4%	49.0%	51.4%

(1) During December 2010, the Company redeemed 50% of its outstanding Series B Units.
(2) During September 2010, the Company redeemed all of its outstanding Series D Preferred Shares.

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s)

SUPPLEMENTAL DATA

	3Q11	3Q10	YTD 11	YTD 10
Consolidated
FFO Gains/(Losses) (net of income taxes & noncontrolling interest):
Condo Conversions (1)	$—	$(350)	$—	$(350)
For-Sale Residential	—	(124)	(68)	(178)
Development (2)	—	(300)	15	(1,046)
Land / Outparcel Sales	75	29	59	188
Corporate Assets	—	110	—	110
Totals	$75	$(635)	$6	$(1,276)

3rd Party Management & Leasing Fee Revenue	$1,967	$2,614	$5,950	$8,912
Straight Line Rents	445	448	1,467	1,541
Percentage Rents	29	26	267	407
Interest Expense	22,678	21,223	64,676	63,051
Capitalized Interest	122	280	245	950
Debt - Principal Amortization	545	348	1,041	978
Preferred Dividend Payments	906	3,395	2,719	11,087
Amortization of Deferred Financing Costs	1,225	1,156	3,536	3,472
Amortization of Stock Compensation	1,479	1,206	4,477	3,361
Unconsolidated (3)
Straight Line Rents	17	57	225	269
Interest Expense	2,697	3,431	8,559	9,741
Debt - Principal Amortization	189	336	566	790
Amortization of Deferred Financing Costs	25	24	69	92
(1) Amounts presented in 2010 represent HOA settlement cost related to infrastructure repairs.
(2) Amounts presented in 2010 represent contingent liabilities for settlement mitigation and infrastructure cost on two commercial developments previously sold.
(3) The unconsolidated revenue and expense data are comprised of the Company's percentage of the applicable line item, which is calculated in accordance with GAAP, for its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in measuring the Company's rights to cash flows and debt obligations related to the Company's unconsolidated partnerships and joint ventures. The Company manages or leases each of its unconsolidated assets. Incorporating unconsolidated data also provides investors with management's view of evaluating current operating performance and trends.

INVESTMENT ACTIVITY

	3Q11	3Q10	YTD 11	YTD 10
Acquisitions
Multifamily	$90,300	$—	$200,795	$22,766
Acquisitions, Consolidated Assets	$90,300	$—	$200,795	$22,766

Development Expenditures
Multifamily	$11,663	$721	$20,280	$1,603
Commercial	837	7,031	5,078	21,183
For-Sale / Other	107	478	313	1,177
Total, including subs	12,607	8,230	25,671	23,963
Less: Infrastructure Reimbursement from City/County	—	—	(267)	—
Less: Unconsolidated / Other (1)	—	—	—	(393)
Development, Consolidated Assets	$12,607	$8,230	$25,404	$23,570

Proceeds from Sales of Properties, Net of Selling Costs
Multifamily	$105,750	$—	$105,750	$768
For-Sale / Other	1,276	4,782	3,663	7,416
Outparcels / Land	9,450	630	12,430	2,574
Corporate Assets	—	110	—	110
Total, including subs	116,476	5,522	121,843	10,868
Selling Costs	(893)	(722)	(1,598)	(1,049)
Outparcels / Land	(9,450)	(325)	(11,925)	(1,644)
Less: Unconsolidated - net (2)	—	(305)	(505)	(1,698)
Sales, Net - Consolidated Assets	$106,133	$4,170	$107,815	$6,477

(1) Includes items reclassified to other cash flow investing activities.
(2) Outparcels/Land sales for the nine months ended September 30, 2011 and the three and nine months ended September 30, 2010 include outparcel sales at some of the Company's unconsolidated commercial properties.

The unconsolidated data regarding investment activity, capital expenditures, tenant improvements and leasing commissions set forth herein are calculated in accordance with GAAP, for all of its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in evaluating the total cash investing activities of the Company.
Typically, the percent of investment activities for its unconsolidated assets must be funded out of current Company cash flows, and therefore, management uses the combined data to making financing and capital decisions.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)

RECONCILIATION OF REVENUES

	3Q11	3Q10	YTD 11	YTD 10
Divisional Total Revenues
Multifamily - Same Property	$74,764	$70,869	$220,113	$211,540
Multifamily - Non-Same Property (1)	11,640	6,710	30,433	18,950
Commercial	19,626	19,477	58,450	60,789
Total Divisional Revenues	106,030	97,056	308,996	291,279

Less: Unconsolidated Revenue - Multifamily	(462)	(662)	(1,877)	(2,573)
Less: Unconsolidated Revenue - Commercial	(6,813)	(7,869)	(19,918)	(24,050)
Discontinued Operations	(3,617)	(3,571)	(10,807)	(10,743)
Unallocated Corporate Revenue	1,967	2,614	5,950	8,912
Consolidated Revenue Adjusted - '10 Discontinued Operations (2)	97,105	87,568	282,344	262,825

Add: Additional Discontinued Operations Revenue, post filing (3)	—	3,571	—	10,743
Total Consolidated Revenue, per 10-Q (4)	$97,105	$91,139	$282,344	$273,568

RECONCILIATION OF EXPENSES

	3Q11	3Q10	YTD 11	YTD 10
Divisional Total Expenses
Multifamily - Same Property	$31,549	$30,950	$90,855	$91,179
Multifamily - Non-Same Property (1)	5,713	3,542	14,576	10,052
Commercial	6,606	6,645	18,857	19,633
Total Divisional Expenses	43,868	41,137	124,288	120,864

Less: Unconsolidated Expenses - Multifamily	(218)	(379)	(941)	(1,412)
Less: Unconsolidated Expenses - Commercial	(2,283)	(2,663)	(6,582)	(7,895)
Discontinued Operations	(2,071)	(1,751)	(5,604)	(5,081)
Total Property Operating Expenses	39,296	36,344	111,161	106,476
Property Management Expenses	2,395	2,323	6,998	6,008
General & Administrative Expenses	5,204	3,757	15,595	14,022
Management Fee and Other Expenses	2,028	2,001	5,681	7,259
Investment and Development Expenses (5)	458	9	1,437	42
Impairment and Other Losses	100	131	2,344	914
Depreciation	31,147	29,359	92,895	87,563
Amortization	2,232	2,297	6,519	6,688
Consolidated Expense Adjusted - '10 Discontinued Operations (2)	82,860	76,221	242,630	228,972

Add: Additional Discontinued Operations Expense, post filing (3)	—	2,934	—	8,539
Total Consolidated Expense, per 10-Q (4)	$82,860	$79,155	$242,630	$237,511

Notes on following page.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)

RECONCILIATION OF NOI

	3Q11	3Q10	YTD 11	YTD 10
Divisional Total NOI
Multifamily - Same Property	$43,215	$39,919	$129,258	$120,361
Multifamily - Non-Same Property (1)	5,927	3,168	15,857	8,898
Commercial	13,020	12,832	39,593	41,156
Total Divisional NOI	62,162	55,919	184,708	170,415

Less: Unconsolidated NOI - Multifamily	(244)	(283)	(936)	(1,161)
Less: Unconsolidated NOI - Commercial	(4,530)	(5,206)	(13,336)	(16,155)
Discontinued Operations	(1,546)	(1,820)	(5,203)	(5,662)
Unallocated Corporate Revenue	1,967	2,614	5,950	8,912
Property Management Expenses	(2,395)	(2,323)	(6,998)	(6,008)
General & Administrative Expenses	(5,204)	(3,757)	(15,595)	(14,022)
Management Fee and Other Expenses	(2,028)	(2,001)	(5,681)	(7,259)
Investment and Development Expenses (5)	(458)	(9)	(1,437)	(42)
Impairment and Other Losses	(100)	(131)	(2,344)	(914)
Depreciation	(31,147)	(29,359)	(92,895)	(87,563)
Amortization	(2,232)	(2,297)	(6,519)	(6,688)
Income from Operations	14,245	11,347	39,714	33,853
Total Other Income (Expense)	(23,879)	(22,729)	(67,692)	(65,345)
Loss from Continuing Operations (6)	(9,634)	(11,382)	(27,978)	(31,492)
Discontinued Operations	—	261	—	1,090
Loss from Continuing Operations, per 10-Q (4)	$(9,634)	$(11,121)	$(27,978)	$(30,402)

(1) Includes operations from for-sale portfolio.
(2) Reflects total consolidated revenue and total consolidated expense (as applicable), adjusted to reflect discontinued operations classifications made after filing of prior period financials.
(3) Adjustment to prior period financials to reflect discontinued operations classifications made after filing of prior period financials.
(4) For prior period, reflects total consolidated revenue, expense or (loss) income from continuing operations (as applicable) as presented in prior period financials (i.e., excluding adjustment for discontinued operations classifications made after filing of prior period financials).
(5) Reflects costs incurred related to acquisitions and abandoned pursuits. These costs are volatile and therefore may vary between periods.
(6) Loss from Continuing Operations before extraordinary items, noncontrolling interest and discontinued operations. Adjustments for additional discontinued operations have restated periods in accordance with ASC 205-20.

DATA FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2011 AND 2010

	3Q11	3Q10	YTD 11	YTD 10
Assets Sold
Revenue from Assets Sold	$3,617	$3,571	$10,807	$10,743
Expenses from Assets Sold	2,071	1,751	5,604	5,081
NOI from Assets Sold	$1,546	$1,820	$5,203	$5,662

Assets Held for Sale
Revenue from Assets Held for Sale	$—	$—	$—	$—
Expenses from Assets Held for Sale	—	—	—	—
NOI from Assets Held for Sale	$—	$—	$—	$—

Assets Sold, not classified in Discontinued Operations
Revenue from Assets Sold	$—	$(6)	$(59)	$14
Expenses from Assets Sold (1)	19	26	(17)	66
NOL from Assets Sold	$(19)	$(32)	$(42)	$(52)

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)

NOI FROM DISCONTINUED OPERATIONS

NOI as reported by the Company does not include results from discontinued operations (i.e., assets sold or held for sale as of September 30, 2011). A reconciliation of income from operations from properties sold or held for sale to NOI for these properties is as follows:

	3Q11	3Q10	YTD 11	YTD 10
Income from discontinued operations	$402	$250	$947	$1,031
Adjustment for:
Interest (income) expense, net	369	369	1,093	1,094
Debt cost amortization expense	7	7	20	20
Depreciation and amortization expense	768	1,194	3,143	3,517
NOI from discontinued operations	$1,546	$1,820	$5,203	$5,662

NOI from assets sold	1,546	1,820	5,203	5,662
NOI from assets held for sale	—	—	—	—

NOI from discontinued operations	$1,546	$1,820	$5,203	$5,662

EBITDA RECONCILIATION

	3Q11	3Q10	YTD 11	YTD 10
Net Income (Loss) Available to Common Shareholders	$12,499	$(16,778)	$(5,629)	$(40,914)

Consolidated
Noncontrolling Interest	1,040	(1,647)	(487)	(4,475)
Loss/(Income) - Unconsolidated Assets	618	687	1,091	23
Preferred Dividends	906	3,395	2,719	11,087
Preferred Share Issuance Costs Write-off, net of Discount	—	3,550	—	3,550
Interest Expense	22,678	21,223	64,676	63,051
Amortization of Deferred Financing Costs	1,225	1,156	3,536	3,472
Gain on Retirement of Debt	—	—	—	(1,044)
Loss on Hedging Activities	—	—	—	289
Income Tax Expense	221	220	740	1,001
Depreciation & Amortization	34,147	32,853	102,557	97,768
(Gain)/Loss on Sale (Continuing & Discontinued Operations)	(23,750)	610	(23,694)	1,226
Gain/(Loss) - Undepreciated Property (1)	75	(612)	6	(1,160)
Impairment	—	131	1,773	131
Amortization of Stock-Based Compensation Expense	1,479	1,206	4,477	3,361
EBITDA from Consolidated Properties	51,138	45,994	151,765	137,366
Unconsolidated
Reverse: Income/(Loss) - Unconsolidated Assets	(618)	(687)	(1,091)	(23)
Interest Expense	2,697	3,431	8,559	9,741
Amortization of Deferred Financing Costs	25	24	69	92
Depreciation & Amortization	3,258	3,463	9,046	10,233
Impairment	—	279	18	279
Loss/(Gain) on Sale of Property	22	(23)	22	(117)
EBITDA	$56,522	$52,481	$168,388	$157,571

(1) The Company includes the effects of undepreciated real estate (e.g. land, outparcels and condominium units) in EBITDA, as this is a recurring source of cash.

EBITDA is defined as earnings before interest, taxes, depreciation and amortization ("EBITDA"), including the effects of the Company's percentage ownership of its unconsolidated partnerships and joint ventures; the calculation also excludes the effects of gains (losses) from depreciated property. The Company believes
EBITDA is useful to investors as an indicative measure of operating performance due to the significant long-lived real estate exposure and because it can be used to measure the Company's ability to service debt, fund capital expenditures and expand its business. However, EBITDA should not be considered an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, EBITDA as calculated by the Company, may not be comparable to similarly titled measures used by other companies. Investors are cautioned that the items adjusted to Net
Income to Common Shareholders are significant components in understanding and assessing the Company's financial performance.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)

RECONCILIATION OF SEC COVERAGE RATIOS

	3Q11	3Q10	YTD 11	YTD 10
Earnings
Net Income/(Loss) (before preferred shares)	$12,499	$(11,646)	$(5,629)	$(31,715)
Discontinued Operations:
Income/(Loss) from Discontinued Operations	(402)	(250)	(947)	(1,031)
Noncontrolling Interest in CRLP	1,850	(8)	1,962	62
(Gains)/Losses on Disposal of Discontinued Operations, net of Income Taxes	(23,681)	347	(23,681)	396
Noncontrolling Interest of Limited Partners	—	—	—	5
CRLP Noncontrolling Interest - Common U/H	(810)	(1,639)	(2,449)	(4,537)
(Gains)/Losses from Sales of Property, net of Income Taxes	(69)	287	(13)	947
Noncontrolling Interest of Limited Partners	4	1	47	(110)
Income Tax Expense	221	196	740	883
Loss from Partially-Owned Investments	618	687	1,091	23
	(9,770)	(12,025)	(28,879)	(35,077)
Amortization of Interest Capitalized	497	497	1,491	1,491
Capitalized Interest	(122)	(280)	(245)	(950)
Distributions from Partially-Owned Investments	1,012	918	3,084	4,707
Fixed Charges, from below	24,931	24,472	71,176	72,911
Earnings	$16,548	$13,582	$46,627	$43,082

Fixed Charges
Interest Expense	$22,678	$21,223	$64,676	$63,051
Capitalized Interest	122	280	245	950
Amortization of Deferred Financing Costs	1,225	1,156	3,536	3,472
Distributions to Series B Preferred Unitholders	906	1,813	2,719	5,438
Total	$24,931	$24,472	$71,176	$72,911

Fixed Charges & Preferred Share Distributions
Add: Distributions - Preferred Share Series D	—	1,582	—	5,649
Total	$24,931	$26,054	$71,176	$78,560

RECONCILIATION OF SUPPLEMENTAL COVERAGE RATIOS

	3Q11	3Q10	YTD 11	YTD 10
Interest Coverage Denominator
Interest Expense	$22,678	$21,223	$64,676	$63,051
Interest Expense - Unconsolidated	2,697	3,431	8,559	9,741
Total Interest Expense	$25,375	$24,654	$73,235	$72,792

Fixed Charge Denominator
Add: Preferred Dividend Payments	$906	$3,395	$2,719	$11,087
Debt Principal Amortization	545	348	1,041	978
Debt Principal Amortization - Unconsolidated	189	336	566	790
Total Fixed Charges	$27,015	$28,733	$77,561	$85,647

Fixed Charge with Capitalized Interest Denominator
Add: Capitalized Interest	122	280	245	950
Total Fixed Charges w/ Capitalized Interest	$27,137	$29,013	$77,806	$86,597

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of September 30, 2011
Appendix
			Year Built / Avg		Apartment	Square Feet	Physical	Effective Rent
Property	MSA	State	Age	% Own	Homes	(000s)	Occupancy Rate	Per Home	Per SF	S-P

PROPERTIES IN MAJOR MARKETS
CG at Barrett Creek	Atlanta	GA	1999	100.0%	332	310	96.7%	$744	$0.80	S
CG at Berkeley Lake	Atlanta	GA	1998	100.0%	180	244	95.6%	876	0.65	S
CG at Huntcliff	Atlanta	GA	1997	20.0%	358	365	94.1%	784	0.77
CG at McDaniel Farm	Atlanta	GA	1997	100.0%	425	451	92.2%	741	0.70	S
CG at Mount Vernon	Atlanta	GA	1997	100.0%	213	257	97.7%	1,010	0.84	S
CG at Pleasant Hill	Atlanta	GA	1996	100.0%	502	502	94.8%	704	0.70	S
CG at River Oaks	Atlanta	GA	1992	100.0%	216	276	94.4%	807	0.63	S
CG at River Plantation	Atlanta	GA	1994	100.0%	232	310	97.4%	813	0.61	S
CG at Shiloh	Atlanta	GA	2002	100.0%	498	533	96.2%	782	0.73	S
	Total	9	14.9 Years		2,956	3,248	95.3%	$786	$0.72
	Same Store	8	14.9 Years		2,598	2,883	95.4%	$785	$0.71
CG at Ashton Oaks	Austin	TX	2008	100.0%	362	308	98.1%	$732	$0.86	S
CG at Canyon Creek	Austin	TX	2007	100.0%	336	349	97.0%	806	0.78	S
CG at Onion Creek	Austin	TX	2008	100.0%	300	313	96.3%	906	0.87	S
CG at Round Rock	Austin	TX	2007	100.0%	422	429	94.5%	804	0.79	S
CG at Silverado	Austin	TX	2004	100.0%	238	240	98.3%	791	0.79	S
CG at Silverado Reserve	Austin	TX	2006	100.0%	256	266	97.3%	894	0.86	S
CG at Wells Branch	Austin	TX	2008	100.0%	336	322	97.9%	827	0.86
CV at Canyon Hills	Austin	TX	1995	100.0%	229	183	98.7%	699	0.87	S
CV at Quarry Oaks	Austin	TX	1996	100.0%	533	460	97.7%	678	0.79	S
CV at Sierra Vista	Austin	TX	1999	100.0%	232	206	97.0%	670	0.76	S
	Total	10	8.0 Years		3,244	3,076	97.2%	$777	$0.82
	Same Store	9	8.4 Years		2,908	2,754	97.1%	$771	$0.81
CG at Liberty Park	Birmingham	AL	2000	100.0%	300	339	96.3%	$995	$0.88	S
CG at Riverchase Trails	Birmingham	AL	1996	100.0%	346	328	98.3%	725	0.76
CV at Inverness	Birmingham	AL	1986/87/90/97	100.0%	586	508	93.2%	589	0.68	S
CV at Trussville	Birmingham	AL	1996	100.0%	376	410	96.5%	700	0.64	S
	Total	4	16.3 Years		1,608	1,585	95.6%	$720	$0.73
	Same Store	3	16.4 Years		1,262	1,257	94.9%	$718	$0.72
CG at Commerce Park	Charleston	SC	2008	100.0%	312	306	92.6%	$827	$0.84
CG at Cypress Cove	Charleston	SC	2001	100.0%	264	304	98.1%	$872	$0.76	S
CG at Quarterdeck	Charleston	SC	1986	100.0%	230	219	95.7%	843	0.89	S
CV at Hampton Pointe	Charleston	SC	1986	100.0%	304	315	95.4%	736	0.71	S
CV at Waters Edge	Charleston	SC	1985	100.0%	204	188	99.0%	662	0.72	S
CV at Westchase	Charleston	SC	1986	100.0%	352	258	99.7%	609	0.83	S
CV at Windsor Place	Charleston	SC	1984	100.0%	224	213	97.3%	643	0.67	S
	Total	7	20.9 Years		1,890	1,803	96.8%	$739	$0.77
	Same Store	6	23.8 Years		1,578	1,497	97.6%	$723	$0.76
CG at Ayrsley	Charlotte	NC	2008	100.0%	368	372	96.2%	$801	$0.79	S
CG at Beverly Crest	Charlotte	NC	1996	100.0%	300	280	95.0%	707	0.76	S
CG at Cornelius	Charlotte	NC	2009	100.0%	236	252	97.5%	814	0.76
CG at Huntersville	Charlotte	NC	2008	100.0%	250	248	98.8%	804	0.81	S
CG at Legacy Park	Charlotte	NC	2001	100.0%	288	301	96.9%	706	0.68	S
CG at Mallard Creek	Charlotte	NC	2004	100.0%	252	233	96.0%	755	0.82	S
CG at Mallard Lake	Charlotte	NC	1998	100.0%	302	301	98.3%	731	0.73	S
CG at Matthews Commons	Charlotte	NC	2008	100.0%	216	203	97.2%	814	0.86	S
CG at University Center	Charlotte	NC	2005	100.0%	156	167	97.4%	727	0.68	S
CV at Chancellor Park	Charlotte	NC	1999	100.0%	340	327	97.1%	656	0.68	S
CV at Charleston Place	Charlotte	NC	1986	100.0%	214	172	93.9%	506	0.63	S
CV at Greystone	Charlotte	NC	1998/2000	100.0%	408	387	94.6%	581	0.61	S
CV at Matthews	Charlotte	NC	1990	100.0%	270	256	94.4%	750	0.79	S
CV at South Tryon	Charlotte	NC	2002	100.0%	216	236	96.8%	661	0.60	S
CV at Stone Point	Charlotte	NC	1986	100.0%	192	173	94.3%	607	0.67	S
CV at Timber Crest	Charlotte	NC	1999	100.0%	282	273	96.8%	607	0.63	S
Enclave	Charlotte	NC	2008	100.0%	85	108	95.3%	1,438	1.13
Heatherwood	Charlotte	NC	1980	100.0%	476	438	93.7%	576	0.63	S
	Total	18	12.5 Years		4,851	4,727	96.0%	$693	$0.71
	Same Store	16	13.7 Years		4,530	4,367	96.0%	$681	$0.71

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of September 30, 2011
Appendix
			Year Built / Avg		Apartment	Square Feet	Physical	Effective Rent
Property	MSA	State	Age	% Own	Homes	(000s)	Occupancy Rate	Per Home	Per SF	S-P
Belterra	Dallas/Fort Worth	TX	2006	10.0%	288	278	96.5%	$846	$0.88
CG at Bear Creek	Dallas/Fort Worth	TX	1998	100.0%	436	395	93.8%	810	0.89	S
CG at Valley Ranch	Dallas/Fort Worth	TX	1995	100.0%	396	462	96.7%	993	0.85	S
CR at Medical District	Dallas/Fort Worth	TX	2007	100.0%	278	242	82.7%	1,009	1.16
CV at Grapevine	Dallas/Fort Worth	TX	1985	100.0%	450	387	92.4%	687	0.80	S
CV at Main Park	Dallas/Fort Worth	TX	1984	100.0%	192	180	96.9%	706	0.75	S
CV at North Arlington	Dallas/Fort Worth	TX	1985	100.0%	240	191	89.6%	572	0.72	S
CV at Oakbend	Dallas/Fort Worth	TX	1997	100.0%	426	383	93.2%	715	0.80	S
CV at Shoal Creek	Dallas/Fort Worth	TX	1996	100.0%	408	382	96.3%	766	0.82	S
CV at Vista Ridge	Dallas/Fort Worth	TX	1985	100.0%	300	237	96.7%	551	0.70	S
CV at Willow Creek	Dallas/Fort Worth	TX	1996	100.0%	478	427	94.1%	708	0.79	S
Remington Hills	Dallas/Fort Worth	TX	1985	100.0%	362	347	93.9%	694	0.72	S
	Total	12	18.5 Years		4,254	3,911	93.5%	$759	$0.83
	Same Store	10	21.2 Years		3,688	3,391	94.3%	$732	$0.80
CG at Edgewater	Huntsville	AL	1990/99	100.0%	500	543	94.6%	$699	$0.64	S
CG at Madison	Huntsville	AL	1999	100.0%	336	355	98.2%	779	0.74	S
	Total	2	14.8 Years		836	898	96.1%	$731	$0.68
	Same Store	2	14.8 Years		836	898	96.1%	$731	$0.68
CG at Heather Glen	Orlando	FL	2000	100.0%	448	523	96.2%	$940	$0.80	S
CG at Heathrow	Orlando	FL	1997	100.0%	312	353	94.6%	894	0.79	S
CG at Town Park Reserve	Orlando	FL	2004	100.0%	80	77	97.5%	1,068	1.10	S
CG at Town Park	Orlando	FL	2002	100.0%	456	535	93.9%	985	0.84	S
CV at Twin Lakes	Orlando	FL	2004	100.0%	460	418	95.7%	790	0.87	S
	Total	5	10.3 Years		1,756	1,906	95.2%	$910	$0.84
	Same Store	5	10.3 Years		1,756	1,906	95.2%	$910	$0.84
CG at Inverness Commons	Phoenix	AZ	2002	100.0%	300	306	98.7%	$685	$0.67	S
CG at OldTown Scottsdale North	Phoenix	AZ	1995	100.0%	208	206	95.7%	833	0.84	S
CG at OldTown Scottsdale South	Phoenix	AZ	1994	100.0%	264	265	98.1%	836	0.83	S
CG at Scottsdale	Phoenix	AZ	1999	100.0%	180	202	97.8%	891	0.80	S
	Total	4	14.3 Years		952	979	97.7%	$797	$0.78
	Same Store	4	14.3 Years		952	979	97.7%	$797	$0.78
CG at Arringdon	Raleigh	NC	2003	100.0%	320	311	98.4%	$762	$0.78	S
CG at Brier Creek	Raleigh	NC	2010	100.0%	364	401	96.4%	872	0.79
CG at Crabtree Valley	Raleigh	NC	1997	100.0%	210	210	93.3%	701	0.70	S
CG at Patterson Place	Raleigh	NC	1997	100.0%	252	239	98.8%	789	0.83	S
CG at Research Park (Durham)	Raleigh	NC	2002	20.0%	370	385	97.3%	758	0.73
CG at Trinity Commons	Raleigh	NC	2000/02	100.0%	462	484	97.0%	727	0.69	S
CV at Beaver Creek	Raleigh	NC	2000/03	100.0%	316	308	94.9%	733	0.75
CV at Deerfield	Raleigh	NC	1985	100.0%	204	198	98.0%	726	0.75	S
CV at Highland Hills	Raleigh	NC	1987	100.0%	250	263	96.8%	727	0.69	S
CV at Woodlake	Raleigh	NC	1996	100.0%	266	255	95.5%	678	0.71	S
	Total	10	13.8 Years		3,014	3,054	96.7%	$752	$0.74
	Same Store	7	16.6 Years		1,964	1,960	96.9%	$731	$0.73
Ashley Park	Richmond	VA	1988	100.0%	272	194	91.9%	$648	$0.91	S
CR at West Franklin	Richmond	VA	1964/65	100.0%	332	170	98.5%	672	1.31	S
CV at Chase Gayton	Richmond	VA	1984	100.0%	328	311	96.6%	792	0.83	S
CV at Hampton Glen	Richmond	VA	1986	100.0%	232	178	98.7%	798	1.04	S
CV at Waterford	Richmond	VA	1990	100.0%	312	289	98.4%	811	0.88	S
CV at West End	Richmond	VA	1987	100.0%	224	156	97.3%	734	1.05	S
	Total	6	28.5 Years		1,700	1,298	96.9%	$742	$0.97
	Same Store	6	28.5 Years		1,700	1,298	96.9%	$742	$0.97

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of September 30, 2011
Appendix
			Year Built / Avg		Apartment	Square Feet	Physical	Effective Rent
Property	MSA	State	Age	% Own	Homes	(000s)	Occupancy Rate	Per Home	Per SF	S-P
CG at Godley Station	Savannah	GA	2005	100.0%	312	337	98.7%	$826	$0.76	S
CG at Hammocks	Savannah	GA	1997	100.0%	308	324	96.1%	933	0.89	S
CV at Godley Lake	Savannah	GA	2008	100.0%	288	270	99.7%	796	0.85	S
CV at Greentree	Savannah	GA	1983	100.0%	194	165	97.4%	651	0.76	S
CV at Huntington	Savannah	GA	1986	100.0%	147	121	98.6%	720	0.87	S
CV at Marsh Cove	Savannah	GA	1983	100.0%	188	197	95.2%	770	0.73	S
	Total	6	18.1 Years		1,437	1,414	97.7%	$801	$0.81
	Same Store	6	18.1 Years		1,437	1,414	97.7%	$801	$0.81
TOTAL PROPERTIES IN MAJOR MARKETS		93	15.3 Years		28,498	27,899	96.0%	$759	$0.78
	Same Store	82	16.5 Years		25,209	24,604	96.1%	$751	$0.77

PROPERTIES IN OTHER MARKETS
Autumn Hill	Charlottesville	VA	1970	100.0%	425	370	95.1%	$677	$0.78	S
CG at Autumn Park	Greensboro	NC	2001/04	100.0%	402	410	93.3%	732	0.72	S
CG at Bellevue	Nashville	TN	1996	100.0%	349	345	98.0%	870	0.88	S
CG at Desert Vista	Las Vegas	NV	2008	100.0%	380	338	94.5%	753	0.85
CG at Lakewood Ranch	Sarasota	FL	1999	100.0%	288	302	98.6%	1,014	0.97	S
CG at Palm Vista	Las Vegas	NV	2007	100.0%	341	349	90.6%	814	0.79
CG at Seven Oaks	Tampa	FL	2004	100.0%	318	302	97.8%	880	0.93	S
CG at Traditions (1)	Gulf Shores	AL	2007	100.0%	324	322	91.5%	597	0.55
CG at Wilmington	Wilmington	NC	1998/2002	100.0%	390	356	95.9%	668	0.73	S
CV at Ashford Place	Mobile	AL	1983	100.0%	168	146	95.8%	570	0.66	S
CV at Greenbrier	Fredericksburg	VA	1988	100.0%	258	217	98.8%	840	1.00	S
CV at Harbour Club	Norfolk	VA	1988	100.0%	213	193	96.7%	794	0.88	S
CV at Huntleigh Woods	Mobile	AL	1978	100.0%	233	199	95.3%	546	0.64	S
CV at Mill Creek	Winston-Salem	NC	1984	100.0%	220	210	99.1%	518	0.54	S
CV at Pinnacle Ridge	Asheville	NC	1948/85	100.0%	166	145	97.6%	706	0.81	S
CV at Tradewinds	Norfolk	VA	1988	100.0%	284	280	93.0%	815	0.83	S
Cypress Village Rental	Gulf Shores	AL	2008	100.0%	96	206	97.9%	1,130	0.53
Glen Eagles	Winston-Salem	NC	1990/2000	100.0%	310	312	92.6%	587	0.58	S
TOTAL PROPERTIES IN OTHER MARKETS		18	18.9 Years		5,165	5,002	95.4%	$743	$0.77
	Same Store	14	23.0 Years		4,024	3,787	96.0%	$739	$0.79

THIRD PARY MANAGED BUSINESS
Hawthorne Groves	Orlando	FL	2002	0	328	363	96.3%
Hawthorne Village	Daytona Beach	FL	2006	0	378	414	98.1%
TOTAL MANAGED		2	7.8 Years		706	777	97.3%

TOTAL ALL PROPERTIES (2)		113	15.8 Years		34,369	33,678	95.9%	$757	$0.77
	Same Store	96	17.4 Years		29,233	28,391	96.1%	$749	$0.77

CG = Colonial Grand Apartments and CR = Colonial Reserve, Class A; CV = Colonial Village Apartments, Class B
S = Current year same-property portfolio: Property has been stabilized as of the beginning of the prior calendar year. Partially-owned properties are not included.

(1) On June 17, 2011, the Company purchased the outstanding note from the lender and consolidated this joint venture in the Company's financial statements. On
August 1, 2011, the Company acquired the joint venture's property through foreclosure.
(2) Total All Properties as calculated includes Managed Properties and Joint Venture Properties at 100%.

COLONIAL PROPERTIES TRUST
Commercial Property Table
As of September 30, 2011
Appendix
					Square Feet (000s)
						Anchor		Physical	Base Rent per
Property	MSA	State	Year Built	% Own	Total	Owned	CLP Owned	Occupancy Rate	Sq. Foot (1)

CONSOLIDATED PROPERTIES
CC Brookwood Village (Office)	Birmingham	AL	2007	100%	170	—	170	100.0%	$29.18
Town Park 400 (Office)	Orlando	FL	2008	100%	176	—	176	23.5%	23.27
Metropolitan Midtown (Office)	Charlotte	NC	2008	100%	170	—	170	89.4%	28.67
Three Ravinia (Office)	Atlanta	GA	1991	100%	814	—	814	90.8%	25.55
Brookwood Village (Retail)	Birmingham	AL	1973/91/00	100%	604	232	372	90.4%	25.69
CP Tannehill (Retail)	Birmingham	AL	2008	100%	445	211	234	94.6%	20.08
Metropolitan Midtown (Retail)	Charlotte	NC	2008	100%	172	—	172	82.7%	27.38
CP Alabaster (Retail)	Birmingham	AL	2005	100%	612	393	219	100.0%	19.98
CP Craft Farms (Retail)	Gulf Shores	AL	2010	100%	68	—	68	88.2%	19.49
CP Nord du Lac (Retail)	New Orleans	LA	2010	100%	262	87	175	91.7%	12.79
Total Consolidated		10			3,493	923	2,570	87.2%	$25.38

UNCONSOLIDATED PROPERTIES

DRA/CLP Joint Venture (Office)
901 Maitland	Orlando	FL	1985	15%	158	—	158	81.2%	$18.43
Colonial Center at TownPark	Orlando	FL	2001	15%	658	—	658	91.5%	21.53
Colonial Center at Bayside	Tampa	FL	1988-94/97	15%	213	—	213	63.7%	19.04
Colonial Center at Colonnade	Birmingham	AL	1989/99	15%	419	—	419	84.0%	21.77
Colonial Center Blue Lake	Birmingham	AL	1982-2005	15%	167	—	167	65.1%	20.26
Colonial Center Heathrow	Orlando	FL	1988/96/97/98/99/2000/2001	15%	922	—	922	79.6%	19.31
Colonial Place I and II	Tampa	FL	1984/86	15%	373	—	373	70.3%	24.90
Colonial Plaza	Birmingham	AL	1982-99	15%	171	—	171	97.3%	18.00
Colonial TownPark Office - Lifestyle	Orlando	FL	2004	15%	38	—	38	45.4%	24.64
Concourse Center	Tampa	FL	1982-2005/1983-2003/1984	15%	294	—	294	73.5%	19.58
Esplanade	Charlotte	NC	1981-2007	15%	203	—	203	78.7%	19.19
Independence Plaza	Birmingham	AL	1979-2000	15%	106	—	106	95.5%	19.23
International Park	Birmingham	AL	1987/99	15%	211	—	211	81.0%	20.84
The Peachtree	Atlanta	GA	1989	15%	317	—	317	85.0%	24.33
Research Park Plaza III and IV	Austin	TX	2001	15%	360	—	360	94.5%	24.40
Riverchase Center	Birmingham	AL	1985	15%	306	—	306	84.1%	11.05
Total		16			4,916	—	4,916	81.8%	$20.52
Total (Weighted)		16				—	737	81.8%	$20.52

DRA/CLP Joint Venture (Retail)
CP TownPark	Orlando	FL	2005	15%	198	—	198	88.1%	$26.11
Colonial Shops Colonnade	Birmingham	AL	1989/2005	15%	106	—	106	77.5%	18.79
Total		2			304	—	304	84.3%	$22.98
Total (Weighted)		2					46	84.3%	$22.98

Bluerock Joint Venture (Office)
Colonial Center Lakeside	Huntsville	AL	1989/90	10%	122	—	122	100.0%	$18.00
Colonial Center Research Park	Huntsville	AL	1999	10%	134	—	134	100.0%	18.63
Colonial Center Research Place	Huntsville	AL	1979/84/88	10%	275	—	275	100.0%	15.65
DRS Building	Huntsville	AL	1972/86/90/03	10%	215	—	215	100.0%	8.93
Northrop Grumman Building	Huntsville	AL	2007	10%	110	—	110	100.0%	13.76
Perimeter Corporate Park	Huntsville	AL	1986/89	10%	235	—	235	96.9%	19.77
Progress Center	Huntsville	AL	1987/89	10%	222	—	222	91.7%	13.40
Regions Bank Center	Huntsville	AL	1990	10%	154	—	154	96.8%	19.03
Research Park Office Center	Huntsville	AL	1998/99	10%	236	—	236	95.0%	13.97
Total		9			1,703	—	1,703	97.5%	$15.42
Total (Weighted)		9					170	97.5%	$15.42

COLONIAL PROPERTIES TRUST
Commercial Property Table
As of September 30, 2011
Appendix
					Square Feet (000s)
						Anchor		Physical	Base Rent per
Property	MSA	State	Year Built	% Own	Total	Owned	CLP Owned	Occupancy Rate	Sq. Foot (1)

Other Joint Ventures
Land Title Building (Office)	Birmingham	AL	1975	33%	30	—	30	100.0%	$13.71
CP Hoover (Retail)	Birmingham	AL	2002	10%	381	216	165	89.6%	18.28
CP Madison (Retail)	Huntsville	AL	2000	25%	111	—	111	98.6%	15.09
CP Alabaster II (Retail)	Birmingham	AL	2007	5%	355	226	129	96.5%	20.94
CP Tutwiler II (Retail)	Birmingham	AL	2008	5%	65	—	65	100.0%	13.84
CP Smyrna (Retail)	Smyrna	TN	2008	50%	416	268	148	96.6%	20.39
CP Turkey Creek (Retail)	Knoxville	TN	2005	50%	476	74	402	89.9%	23.56
CP Turkey Creek III (Retail)	Knoxville	TN	2005	50%	160	30	130	84.4%	20.36
Total		8			1,994	814	1,180	92.4%	$20.55
Total (Weighted)		8					404	91.3%	$21.28
Total Unconsolidated		35			8,917	814	8,103	86.7%	$19.20
Total Unconsolidated (Weighted)		35					1,357	86.7%	$19.80

THIRD-PARTY MANAGED BUSINESS
International Park 2000 (Office)	Birmingham	AL		0%	130
Colonial Center Heathrow 500 (Office)	Orlando	FL		0%	76
Baymeadows Way (Office)	Jacksonville	FL		0%	224
Broward Financial Center (Office)	Ft.Lauderdale	FL		0%	326
Germantown Center (Office)	Memphis	TN		0%	536
Jacksonville JTB (Office)	Jacksonville	FL		0%	244
Orlando Central (Office)	Orlando	FL		0%	625
Orlando Lake Mary (Office)	Orlando	FL		0%	305
Calico Corner (Retail)	Birmingham	AL		0%	6
Hoover Commons (Retail)	Birmingham	AL		0%	197
TOTAL MANAGED		10			2,669

Total Commercial Properties		55			15,079	1,737	10,673	86.9%	$20.35
Total Commercial Properties (Weighted)		55					3,927	87.0%	$23.15

(1) Base rent per square foot amounts are calculated on a straight-line basis in accordance with GAAP. In reference to the Retail properties, this calculation includes tenants occupying less than 10,000 square feet (i.e., excludes anchor tenants). Rental terms for anchor tenants generally are not representative of the larger portfolio.

COLONIAL PROPERTIES TRUST
Unconsolidated Joint Venture Summary
As of September 30, 2011
($ in 000s)

		Units/			Occupancy
Property		SF-000s		CLP % Own	Rate	Sec'd Debt	Equity Invest

Colonial Grand at Research Park		370		20%	97.3%	$4,335	$694
Colonial Grand at Huntcliff		358		20%	94.1%	5,021	1,438
Regents Park (Phase II)	(1)	—		40%	—%	—	3,348
Lanesboro at Heathrow, LLC	(1) (2)	—		—%	—%	—	—
Belterra		288		10%	96.5%	1,955	383
Colonial Grand at McKinney	(1)	—		25%	—%	—	1,721

Total Multifamily (2)		1,016				$11,311	$7,584

DRA/CLP	(3)	5,220		15%	82.0%	111,286	(25,071)
Bluerock	(4)	1,703		10%	97.5%	10,754	(6,051)
Colonial Pinnacle at Turkey Creek		476		50%	89.9%	32,500	302
Colonial Pinnacle at Turkey Creek III		160		50%	84.4%	6,255	6,708

Other
Land Title Building		30		33%	100.0%	206	318
Colonial Promenade Madison		111		25%	98.6%	—	2,061
Colonial Promenade Hoover		381		10%	89.6%	1,551	48
Colonial Promenade Smyrna		416		50%	96.6%	12,940	2,218
Colonial Promenade Alabaster II/Tutwiler II		420		5%	97.6%	2,000	(4)

Total Commercial		8,917	(5)			$177,492	$(19,471)

Other Unconsolidated Investments						—	14
Total Investments in Unconsolidated Subsidiaries						$188,803	$(11,873)

(1) Consists of undeveloped land.
(2) On July 1, 2011, the Company purchased the remaining 50% interest in this joint venture.
(3) As of September 30, 2011, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa,
Florida, Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas. Equity investment includes the value of the Company's investment of approximately
$9.6 million, offset by the excess basis difference on the June 2007 joint venture transaction of approximately $34.7 million, which is being amortized over the life of the properties. This joint venture is presented under "Liabilities" on the Company's Balance Sheet as of September 30, 2011.
(4) Equity investment includes the Company's investment of approximately $0.8 million, offset by the excess basis difference on the transaction of approximately $6.9 million, which is being amortized over the life of the properties. This joint venture is presented under "Liabilities" on the Company's
Balance Sheet as of September 30, 2011.
(5) Retail square footage includes anchor-owned square footage. See Commercial Property Table, pg. 32-33.

COLONIAL PROPERTIES TRUST
Glossary of Terms

RENT PER SQUARE UNIT (FOOT):	Effective rent per unit - average net effective rental rate per occupied unit. Base rent per unit - rental revenue charged to tenants divided by occupied square feet for commercial properties. Rental revenue used in on a monthly basis for multifamily properties and an annual basis for commercial properties.

CAPITALIZED LEASING	Commissions paid for obtaining a lease which have been capitalized and are to be amortized over the
COMMISSIONS:	lease term.

CONCESSIONS:	Relief or reduction of rent charges for a specified period, negotiated as a part of entering into a lease agreement.

DIVIDEND PER SHARE:	The dividends/distributions paid to each shareholder of Colonial Properties Trust and to each partner of
Colonial Realty Limited Partnership as of a specific date.

EBITDA:	Earnings before interest, taxes, depreciation and amortization excluding the effects of gains (losses)
from sales of property.

FFO PER SHARE:	FFO divided by the weighted average shares outstanding during the period, assuming the conversation of minority interest limited partnership units in Colonial Realty Limited Partnership into the Company's
Common Shares.

FUNDS FROM OPERATIONS	Calculated per the NAREIT White Paper. Net income (computed in accordance with generally accepted
(FFO):	accounting principles), excluding gains (or losses) from debt restructuring and sales of property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.

NET EFFECTIVE RENTAL RATE:	The Company's rental rate after "loss to lease", concessions and vacancy.

OCCUPANCY RATE:	Total square feet (units) rented divided by net rentable square feet (units) on the date indicated.

OPERATING EXPENSES:	Total operating expenses (as reported by the Company to the SEC in its periodic filings) less depreciation and amortization. This amount does not include other income and expenses such as interest and gains or losses on sales of assets.

OPERATING FUNDS FROM	Funds from Operations excluding gains on the sale of land and development properties and gains on
OPERATIONS (FFO):	the repurchase of bonds and preferred shares.

OPERATING FFO PER SHARE:	Operating FFO divided by the weighted average shares outstanding during the period, assuming the conversion of minority interest limited partnership units in Colonial Realty Limited Partnership into the
Company's Common Shares.

PERCENT GROWTH:	Percentage increase of an item when compared to the same item from the same quarter in the prior-
year.

PROPERTY OR DIVISIONAL	Property revenues less property operating expenses.
NET OPERATING INCOME:

RENTAL DOLLARS (LEASING	Total annual revenues to be earned the first year from renewed or re-leased space.
(EXECUTION):

SAME PROPERTY:	Properties owned in the current year which were also owned for the 12 calendar months of the prior year; same-property may be restated during the year to account for any disposition activity.

STOCK PRICE PER SHARE:	The closing price reported by the New York Stock Exchange on the date indicated.

TENANT IMPROVEMENTS (TI):	A capital expense used to improve the physical space occupied by a new or new (re-leasing) tenant.
Tenant improvements are amortized over the term of the lease or the life of the asset, whichever is longer.

TOTAL MARKET	The sum of total notes and mortgages payable plus the total market value of all shares and units
CAPITALIZATION:	outstanding at the market price per share on the date indicated.